                                                                    EXHIBIT 10.8



                           MEZZANINE LOAN AGREEMENT


                          Dated as of March __, 1998


                                 by and among



                       THE HARBOR VILLAGE BUSINESS TRUST
                                 (as Borrower)

               BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, INC.
                          (as Operator and Guarantor)

                                      and


                       NOMURA ASSET CAPITAL CORPORATION
                             (as Mezzanine Lender)

                                     TABLE OF CONTENTS

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                                                                               Page
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ARTICLE I     CERTAIN DEFINITIONS............................................   2

     Section 1.1.  Definitions...............................................   2

ARTICLE II    GENERAL TERMS..................................................  20

     Section 2.1.     Amount of the Mezzanine Loan...........................  20
     Section 2.2.     Use of Proceeds........................................  20
     Section 2.3.     Security for the Mezzanine Loan........................  20
     Section 2.4.     Borrower's Mezzanine Note..............................  20
     Section 2.5.     Principal and Interest Payments........................  21
     Section 2.6.     Intentionally deleted..................................  22
     Section 2.7.     Prepayment.............................................  22
     Section 2.8.     Application of Payments................................  22
     Section 2.9.     Payment of Debt Service, Method and Place of Payment...  23
     Section 2.10.    Taxes..................................................  23
     Section 2.11.    Intentionally deleted..................................  23
     Section 2.12.    Intentionally deleted..................................  23
     Section 2.13.    Security Agreement.....................................  24
     Section 2.15.    Supplemental Mortgage Affidavits.......................  27

ARTICLE III   CONDITIONS PRECEDENT...........................................  27

     Section 3.1.     Conditions Precedent to the Loan.......................  27
     Section 3.2.     Form of Mezzanine Loan Documents and Related Matters...  31

ARTICLE IV    REPRESENTATIONS AND WARRANTIES.................................  32

     Section 4.1.     Representations and Warranties of Borrower and Operator  32
     Section 4.2.     Survival of Representations and Warranties.............  52

ARTICLE V     AFFIRMATIVE COVENANTS..........................................  53

     Section 5.1.     Borrower and Operator Covenants........................  53

ARTICLE VI    NEGATIVE COVENANTS.............................................  72

     Section 6.1.     Borrower and Operator Negative Covenants...............  72

                                                                       Page
                                                                       ----
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ARTICLE VII    DEFAULTS

     Section 7.1.     Event of Default................................  78
     Section 7.2.     Remedies........................................  82
     Section 7.3.     Remedies Cumulative.............................  83
     Section 7.4.     Mezzanine Lender's Right to Perform.............  84
     Section 7.5.     Operator's Limited Right to Cure................  84

ARTICLE VIII   MISCELLANEOUS..........................................  85

     Section 8.1.     Survival........................................  85
     Section 8.2.     Mezzanine Lender's Discretion...................  86
     Section 8.3.     Governing Law...................................  86
     Section 8.4.     Modification, Waiver in Writing.................  87
     Section 8.5.     Delay Not a Waiver..............................  87
     Section 8.6.     Notices.........................................  88
     SECTION 8.7.     TRIAL BY JURY...................................  89
     Section 8.8.     Headings........................................  89
     Section 8.9.     Assignment......................................  89
     Section 8.10.    Severability....................................  89
     Section 8.11.    Preferences.....................................  90
     Section 8.12.    Waiver of Notice................................  90
     Section 8.13.    Intentionally Omitted...........................  90
     Section 8.14.    Exculpation.....................................  90
     Section 8.15.    Exhibits Incorporated...........................  92
     Section 8.16.    Offsets, Counterclaims and Defenses.............  92
     Section 8.17.    No Joint Venture or Partnership.................  93
     Section 8.18.    Waiver of Marshalling of Assets Defense.........  93
     Section 8.19.    Waiver of Counterclaim..........................  93
     Section 8.20.    Conflict; Construction of Documents.............  93
     Section 8.21.    Brokers and Financial Advisors..................  93
     Section 8.22.    Counterparts....................................  94
     Section 8.23.    Estoppel Certificates...........................  94
     Section 8.24.    Payment of Expenses.............................  94
     Section 8.25.    Bankruptcy Waiver...............................  95
     Section 8.26.    Entire Agreement................................  95
     Section 8.27.    Dissemination of Information....................  95
     Section 8.28.    Limitation of Interest..........................  96
     Section 8.29.    Indemnification.................................  97
     Section 8.30.    Borrower and Operator Acknowledgments...........  97
     Section 8.31.    Publicity.......................................  98
     Section 8.32.    Recalculation of First Mortgage Loan Amount.....  98
     Section 8.34.    Amendments to Operator Lease....................  98
     Section 8.35.    Subordination and Standstill ...................  99

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                                                                       Page
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     Section 8.36.    Limitation of Liability........................  100

                                                                    Exhibit 10.8
                           MEZZANINE LOAN AGREEMENT

          THIS MEZZANINE LOAN AGREEMENT, made as of March ___, 1998, is by and among NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation, having an address at 2 World Financial Center, Building B, New York, New York 10281-1198,
Attention: Raymond M. Anthony, Telefax Number (212) 667-1666 (together, with its successors and assigns, "Mezzanine Lender"), THE HARBOR VILLAGE BUSINESS
                             ----------------
TRUST, a Delaware business trust with an address of c/o Wilmington Trust Company, as Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, Telefax Number
(302) 651-8882 (the "Borrower") and BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV,
                     --------
INC., a Delaware corporation, having an address of c/o Brookdale Living Communities, Inc., 77 West Wacker Drive, Suite 4800, Chicago, Illinois 60601,
Attention: Darryl W. Copeland, Jr., Telecopier Number 312/997-3699 (the "Operator").
 --------


                                   RECITALS

          WHEREAS, Borrower desires to obtain a loan (the "Mezzanine Loan") from
                                                           --------------
Mezzanine Lender in an aggregate principal amount of $1,750,000 (the "Mezzanine
                                                                      ---------
Loan Amount");
-----------

          WHEREAS, Mezzanine Lender is willing to make the Mezzanine Loan on the condition that Borrower and Operator each joins in the execution and delivery of this Agreement which shall establish the terms and conditions of the Mezzanine Loan; and

          WHEREAS, Mezzanine Lender, Borrower and Operator contemplate that all or any portion of Mezzanine Lender's interest in the Mezzanine Loan and to the Mezzanine Loan Documents may be assigned, in whole or in part, by Mezzanine Lender to another Person.

          NOW, THEREFORE, in consideration of the making of the Mezzanine Loan by Mezzanine Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereby covenant, agree, represent and warrant as follows:


                                   ARTICLE I

                              CERTAIN DEFINITIONS
                              -------------------

          Section 1.1.  Definitions.  For all purposes of this Agreement:
                        -----------

          (a)  the capitalized terms defined in this Article I have the meanings
                                                     ---------
assigned to them in this Article I, and include the plural as well as the singular;

          (b) capitalized terms used in this Agreement and not otherwise defined herein shall have those meanings assigned to them in the First Mortgage Loan Agreement;

          (c) all accounting terms have the meanings assigned to them in accordance with GAAP;

          (d) the words "herein", "hereof", and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, or other subdivision; and

          (e)  the following terms have the following meanings:

          "Account Collateral" has the meaning provided in Section 2.13(a).
           ------------------                              ------- -------

          "Accounts" means the "Accounts" as defined and described in each of
           --------
the Mezzanine Mortgages.

          "Affiliate" of any specified Person means any other Person
           ---------
controlling, controlled by or under common control with such specified Person. For the purposes of this Agreement, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise; and the terms "controls", "controlling" and "controlled" have the meanings correlative to the foregoing.

          "Agreement" and "Loan Agreement" each mean this Mezzanine Loan
           ---------       --------------
Agreement, as the same may from time to time hereafter be modified, supplemented or amended.

          "Annual Operating Budget" means an annual budget for the operations of
           -----------------------
the Facility (broken down on a month-by-month basis) prepared, and submitted by Operator to Mezzanine Lender for the period from the Closing Date until December 31, 1998.

          "Appraisals" means the appraisals, if any, with respect to the
           ----------
Facility delivered to Mezzanine Lender in connection with the Mezzanine Loan and any more recent appraisal of the Facility delivered to Mezzanine Lender or Mezzanine Lender's servicer, as applicable, each made by an Appraiser at the request of Operator or Mezzanine Lender, as any of the same may be updated by recertification from time to time (and pursuant to the terms of this Agreement) by the Appraiser performing such Appraisal.

          "Appraiser" means any Independent appraiser selected by Operator (and
           ---------
reasonably satisfactory to Mezzanine Lender) who is (i) a member of the Appraisal Institute with a national practice and who has at least ten years experience with real estate of the same type and in the geographic area of the Facility to be appraised or
(ii) otherwise reasonably acceptable to Mezzanine Lender.

          "Base Payment" has the meaning set forth in Section 2.5(b).
           ------------                               ------- ------

          "Beneficial Owner" means SELCO Service Corporation, an Ohio
           ----------------
corporation.

          "Beneficial Owner's Certificate" means the Beneficial Owner's
           ------------------------------
Certificate in form and substance satisfactory to Mezzanine Lender in Mezzanine Lender's reasonable discretion dated as of the Closing Date.

          "Borrower" has the meaning provided in the first paragraph of this
           --------
Agreement.

          "Borrower's Trustee" means Wilmington Trust Company, a Delaware
           ------------------
banking association, not in its individual capacity but solely as trustee under the Trust Agreement.

          "Business Day" means any day other than (i) a Saturday or a Sunday,
           ------------
and (ii) a day on which federally insured depository institutions in New York, New York, Chicago, Illinois, Wilmington, Delaware or any jurisdiction in which the Facility, Cash Collateral Account or Collection Account is located are authorized or obligated by law, regulation, governmental decree or executive order to be closed.

          "Closing Date" means the date of this Agreement.
           ------------

          "Collateral" means, collectively, the Land, Appurtenant Rights,
           ----------
Improvements, Equipment, Rents, Leases, Accounts, Account Collateral, General Intangibles, goods, Instruments, Inventory, Money, Permitted Investments and (to the full extent assignable) Permits, investment properties, and proceeds of written letters of credit and all Proceeds and products of the foregoing, all whether now owned or hereafter acquired and all other property which is or hereafter may become subject to a Lien in favor of Mezzanine Lender as security for the Mezzanine Loan; provided, however, the "Collateral" shall not include the Excepted Property.

          "Collateral Security Instrument" means any right, document or
           ------------------------------
instrument, other than the Mezzanine Mortgages, given as security for the Mezzanine Loan (including, without limitation, the Mezzanine Assignments of Leases and the Mezzanine Assignments of Agreements), as the same may hereafter from time to time be supplemented, amended, extended or modified.

          "Collection Account Agreement" means the collection account agreement
           ----------------------------
by and among Borrower, Operator, First Mortgage Lender and Collection Account Bank.

          "Collection Account Bank" means, with respect to the Facility, the
           -----------------------
applicable collection bank for the Facility and any successor bank hereafter selected by Operator and reasonably approved by the First Mortgage Lender.

          "Condemnation Proceeds" has the meaning set forth in the Mezzanine
           ---------------------
Mortgages.

          "Debt Service" means, for any period, the principal, interest
           ------------
payments, Default Rate interest, Late Charges and Yield Maintenance Premium, if any, that accrue or are due and payable in accordance with the Mezzanine Loan Documents during such period.

          "Default" means the occurrence of any event which, but for the giving
           -------
of notice or the passage of time, or both, would be an Event of Default.

          "Default Collateral" has the meaning provided in Section 8.14.
           ------------------                              ------- ----

          "Default Rate" means the per annum interest rate equal to the lesser
           ------------
of (i) the Maximum Amount or (ii) the Interest Rate plus five percent (5%).

          "Equipment" means the "Equipment" defined and described in the
           ---------
Mezzanine Mortgages.

          "Event of Default" has the meaning set forth in Section 7.1.
           ----------------                               ------- ---

          "Facility" means the Collateral relating to Borrower and Operator
           --------
encumbered by the Mezzanine Loan Documents.

          "First Leasehold Mortgage" means that certain Leasehold Mortgage,
           ------------------------
Assignment of Rents, Security Agreement and Fixture Filing dated as of the date hereof, by Operator to the First Mortgage Lender.

          "First Mortgage Debt" means the indebtedness of the Borrower to the
           -------------------
First Mortgage Lender under the First Mortgage Loan Agreement.

          "First Mortgage Lender" means NACC, its successors and assigns as
           ---------------------
holders of the First Mortgage Note.

          "First Mortgage Loan" means the first mortgage loan of even date
           -------------------
hrewith made by NACC, as lender, to Borrower, as borrower, pursuant to the First Mortgage Loan Agreement.

          "First Mortgage Loan Agreement" means that certain loan agreement,
           -----------------------------
dated as of the date hereof, by and among First Mortgage Lender, as lender, Borrower, as borrower and Operator, as guarantor.

          "First Mortgage Loan Documents" means all documents executed or
           -----------------------------
delivered in connection with the First Mortgage Loan.

          "First Mortgage" means that certain Mortgage, Assignment of Rents,
           --------------
Security Agreement and Fixture Filing dated as of the date hereof, by Borrower to the First Mortgage Lender and "First Mortgages" means the First Mortgage and
                                  ---------------
the First Leasehold Mortgage, collectively.

          "First Mortgage Note" means that certain promissory note dated as of
           -------------------
the date hereof made by Borrower to First Mortgage Lender in connection with the First Mortgage Loan.

          "Fiscal Year" means the 12-month period ending on December 31 of each
           -----------
year or such other fiscal year of Borrower as Borrower may select from time to time with the prior written consent of Mezzanine Lender not to be unreasonably withheld or delayed.

          "General Intangibles" means the "General Intangibles" defined and
           -------------------
described in the Mezzanine Mortgages.

          "Impositions" means the "Impositions" defined and described in the
           -----------
Mezzanine Mortgages.

          "Improvements" means the "Improvements" as defined and described in
           ------------
the Mezzanine Mortgages.

          "Indebtedness" means, at any given time, the Principal Indebtedness,
           ------------
together with all accrued and unpaid interest thereon and all other obligations and liabilities due or to become due to Mezzanine Lender pursuant hereto, under the Mezzanine Note or in accordance with any of the other Mezzanine Loan Documents, and all other amounts, sums and expenses paid by or payable to Mezzanine Lender hereunder or pursuant to the Mezzanine Note or any of the other Mezzanine Loan Documents.

          "Indemnified Party" shall have the meaning set forth in Section
           -----------------                                      -------
8.29.
----

          "Instruments" means the "Instruments" defined and described in the
           -----------
Mezzanine Mortgages.

          "Insurance Proceeds" has the meaning set forth in the Mezzanine
           ------------------
Mortgages.

          "Insurance Requirements" means all material terms of any insurance
           ----------------------
policy required pursuant to the Mezzanine Loan Documents and all material regulations and then current standards applicable to or affecting the Facility or any part thereof or any use or condition thereof, which may, at any time, be recommended by the Board of Fire Underwriters, if any, having jurisdiction over the Facility, or such other body exercising similar functions.

          "Interest Accrual Period" means each period of time running from and
           -----------------------
including the eleventh (11th) day of a calendar month to and including the tenth
(10th) day of the following calendar month during the term of the Mezzanine Loan. If the Closing Date shall occur prior to the tenth (10th) day of a calendar month, the first Interest Accrual Period shall commence on and include the Closing Date and end on and include the tenth (10th) day of the calendar month in which the Closing Date occurs. If the Closing Date shall occur after the tenth (10th) day of a calendar month, the first Interest Accrual Period shall commence on the Closing Date and end on and include the tenth (10th) day of the calendar month following the month in which the Closing Date occurs. If the Closing Date shall occur on the tenth (10th) day of a calendar month, the first Interest Accrual Period shall consist of a one (1) day period consisting of the Closing Date.

          "Interest Rate" means _____%, per annum.
           -------------

          "Inventory" means all of the "Inventory" defined and described in
           ---------
the Mezzanine Mortgages.

          "Land" has the meaning provided in the Mezzanine Mortgages.
           ----

          "Late Charge" means the lesser of (i) five percent (5%) of any amount
           -----------
which was due and payable but which was not paid within the applicable grace period and (ii) the maximum late charge permitted to be charged under the laws of the State of New York.

          "Late Payment" means Borrower's failure to pay any amount hereunder
           ------------
when due, without giving effect to any cure period, if any.

          "Leases" means all of the "Leases" defined and described in the
           ------
Mezzanine

Mortgages.

          "Legal Requirements" means all statutes, laws, rules, orders,
           ------------------
regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting Borrower, Operator, the Mezzanine Loan Documents, the Facility or any part thereof, or the ownership, construction, use, alteration or operation thereof, or any part thereof, enacted and in force as of the relevant date, and all Permits, Licenses and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower or Operator, at any time in force affecting the Facility or any part thereof, including, without limitation, any which (i) may require repairs, modifications, or alterations in or to the Facility or any part thereof, or (ii) in any way limit the use and enjoyment thereof.

          "Licenses" has the meaning set forth in Section 4.1(d)(AK)(ii).
           --------                               ------- --------------

          "Lien" means any mortgage, deed of trust, deed to secure debt, lien
           ----
(statutory or other), pledge, easement, restrictive covenant, hypothecation, assignment, preference, priority, security interest, or any other encumbrance or charge on or affecting the Facility or any portion thereof or any Collateral, or Operator or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement or similar instrument under the UCC or comparable law of any other jurisdiction, domestic or foreign, and mechanic's, materialmen's and other similar liens and encumbrances.

          "Liquidation Event" means (i) any sale, transfer or other disposition
           -----------------
or liquidation of the Facility or any portion thereof (including a foreclosure sale), (ii) any casualty to the Facility or any portion thereof, (iii) any condemnation of the Facility or any portion thereof or (iv) any refinancing of the Facility or the First Mortgage Loan.

          "Liquidation Proceeds" means, with respect to any Liquidation Event,
           --------------------
all amounts paid to or received by or on behalf of Borrower or Operator in connection with such Liquidation Event, including, without limitation, proceeds of any sale, refinancing or other disposition or liquidation, the amount of any award or payment in connection with any condemnation or taking by eminent domain, and the amount of any insurance proceeds paid in connection with any casualty loss, as applicable, other than, in the case of a casualty loss or condemnation award, amounts required or permitted by the terms of the First Mortgage Loan Documents to be applied to the restoration or repair of the Facility or to the repayment of the First Mortgage Loan.

          "Losses" has the meaning provided in Section 5.1(b)(I).
           ------                              ------- ---------

          "Material Adverse Effect" means a material adverse effect upon (i) the
           -----------------------
business or the financial position or results of operation of Borrower or Operator, as applicable, (ii) the ability of Borrower or Operator, as applicable, to perform, or of Mezzanine Lender to enforce, any of the Mezzanine Loan Documents or (iii) the value of (x) the Collateral (as defined herein and in the First Mortgage Loan Agreement) taken as a whole or (y) the Facility.

          "Material Lease" has the meaning set forth in the Mezzanine
           --------------
Mortgages.

          "Maturity Date" means the date which is one year after the Maturity
           -------------
Date (as defined in the First Mortgage Loan Agreement).

          "Maximum Amount" means the maximum rate of interest designated by
           --------------
applicable laws relating to payment of interest and usury.

          "Mezzanine Assignments of Agreements" means, collectively, the
           -----------------------------------
Mezzanine Assignment of Agreements - Borrower and the Mezzanine Assignment of Agreements - Operator.

          "Mezzanine Assignment of Agreements - Borrower" means, with respect to
           ---------------------------------------------
the Facility, a Mezzanine Assignment of Agreements Affecting Real Estate, in form and substance satisfactory to Mezzanine Lender in Mezzanine Lender's reasonable discretion, dated as of the Closing Date, from Borrower, as assignor, to Mezzanine Lender, as assignee, as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto.

          "Mezzanine Assignment of Agreements - Operator" means, with respect to
           ---------------------------------------------
the Facility, a Mezzanine Assignment of Agreements Affecting Real Estate, in form and substance satisfactory to Mezzanine Lender in its reasonable discretion, dated as of the Closing Date from the Operator, as assignor, to Mezzanine Lender, as assignee, as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto.

          "Mezzanine Assignment of Leases - Borrower" means, with respect to the
           -----------------------------------------
Facility, a Mezzanine Assignment of Leases and Rents, in form and substance satisfactory to Mezzanine Lender in Mezzanine Lender's reasonable discretion, dated as of the Closing Date from Borrower, as assignor, to Mezzanine Lender, as assignee, assigning to Mezzanine Lender Borrower's interest in and to the Leases (as defined in the Mezzanine Mortgages) and the Rents (as defined in the Mezzanine Mortgage) with respect to the Facility as security for the Mezzanine Loan, as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto.

          "Mezzanine Assignment of Leases - Operator" means, with respect to the
           -----------------------------------------
Facility, a Mezzanine Assignment of Leases and Rents, in form and substance satisfactory to Mezzanine Lender in Mezzanine Lender's reasonable discretion, dated as of the Closing Date from Operator, as assignor, to Mezzanine Lender, as assignee, assigning to Mezzanine Lender Operator's interest in and to the Leases (as defined in the Mezzanine Leasehold Mortgage) and the Rents (as defined in the Mezzanine Leasehold Mortgage) with respect to the Facility as security for the Mezzanine Loan, as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto.

          "Mezzanine Assignments of Leases" means the Mezzanine Assignment of
           -------------------------------
Leases - Borrower and Mezzanine Assignment of Leases - Operator, collectively.

          "Mezzanine Environmental Guaranty" means the Mezzanine Environmental
           --------------------------------
Indemnity Agreement in form and substance satisfactory to Mezzanine Lender in Mezzanine Lender's reasonable discretion dated as of the Closing Date from the Parent to Mezzanine Lender, as the same may thereafter be from time to time supplemented, amended, modified or extended by one or more agreements supplemental thereto.

          "Mezzanine Guaranty" means a Mezzanine Guaranty and Suretyship
           ------------------
Agreement in form and substance satisfactory to Mezzanine Lender in Mezzanine Lender's reasonable discretion dated as of the Closing Date from the Operator to Mezzanine Lender as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto.

          "Mezzanine Leasehold Mortgage" means, with respect to the Facility, a
           ----------------------------
Mezzanine Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, in form and substance satisfactory to Mezzanine Lender in Mezzanine Lender's reasonable discretion, dated as of the Closing Date, granted by Operator to Mezzanine Lender with respect to the Facility as security for the Mezzanine Guaranty, as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto.

          "Mezzanine Lender" has the meaning provided in the first paragraph
           ----------------
of this Agreement.

          "Mezzanine Loan" has the meaning provided in the Recitals hereto.
           --------------

          "Mezzanine Loan Amount" has the meaning provided in the Recitals
           ---------------------
hereto.

          "Mezzanine Loan Documents" means, collectively, this Agreement, the
           ------------------------
Mezzanine Note, the Mezzanine Mortgages, the Mezzanine Assignments of Leases, the Mezzanine Assignments of Agreements, the Mezzanine Guaranty and all other agreements, instruments, certificates and documents executed or delivered by or on behalf of Borrower, Operator or any Affiliate to evidence or secure the Mezzanine Loan or otherwise in satisfaction of the requirements of this Agreement, the Mezzanine Mortgages or the other documents listed above.

          "Mezzanine Mortgage" means, with respect to the Facility, a Mezzanine
           ------------------
Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, in form and substance satisfactory to Mezzanine Lender in Mezzanine Lender's reasonable discretion, dated as of the Closing Date, granted by Borrower to Mezzanine Lender with respect to the Facility as security for the Mezzanine Loan, as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto and "Mezzanine
                                                                     ---------
Mortgages" means, collectively, the Mezzanine Mortgage and the Mezzanine
---------
Leasehold Mortgage.

          "Mezzanine Note" means and refers to the promissory note, in form and
           --------------
substance satisfactory to Mezzanine Lender in Mezzanine Lender's reasonable discretion, dated the Closing Date, made by Borrower to Mezzanine Lender pursuant to this Agreement as such note may be modified, amended, supplemented, extended or consolidated in writing, and any note(s) issued in exchange therefor or in replacement thereof.

          "Mortgaged Property" means, at any time, the Facility encumbered by
           ------------------
the Mezzanine Mortgages.

          "NAAC" means Nomura Asset Capital Corporation.
           ----

          "Net Liquidation Proceeds"  means all Liquidation Proceeds, less (i)
           ------------------------
in the case of a sale, other than a foreclosure sale under the First Mortgage Loan, such reasonable and customary costs and expenses of sale (including brokerage commissions) as shall be approved by the Mezzanine Lender pursuant to the terms hereof, (ii) in the case of a foreclosure sale, such costs and expenses incurred by the First Mortgage Lender under the First Mortgage Loan Documents as the First Mortgage Lender shall be entitled to receive reimbursement for under the terms of the First Mortgage Loan Documents or under applicable law, (iii) in the case of a casualty loss or condemnation, such costs and expenses of collection of the related insurance proceeds or condemnation award as shall be approved by the First Mortgage Lender pursuant to the terms of the First Mortgage Loan Documents, or if the First Mortgage Loan has been paid in full, by the Mezzanine Lender under the Mezzanine Loan, and (iv) in the case of a refinancing of the First Mortgage Loan, or the Facility, such costs and expenses of such refinancing as shall be approved by the Mezzanine Lender.

          "Net Liquidation Proceeds After Debt Service"  means, with respect to
           -------------------------------------------
any Liquidation Event, the Net Liquidation Proceeds with respect thereto other than any portion thereof applied to the payment of the First Mortgage Debt under the terms of the First Mortgage Loan Documents.

          "Operator" has the meaning set forth in the first paragraph of this
           --------
Agreement.

          "Operator Lease" means that certain Lease dated on or about the
           --------------
Closing Date between the Borrower and the Operator for the lease of all of the Facility, together with any guarantees, supplements, amendments, modifications, extensions and renewals of the same, and all additional remainders, reversions, and other rights and estates appurtenant thereto.

          "Other Borrowings" means, with respect to Operator or Borrower, as
           ----------------
applicable, without duplication (but not including the Indebtedness, the First Mortgage Loan or any Transaction Costs payable in connection with the Transactions), (i) all indebtedness of Borrower or Operator, as applicable, for borrowed money or for the deferred purchase price of property or services, (ii) all indebtedness of Borrower or Operator, as applicable, evidenced by a note, bond, debenture or similar instrument, (iii) the face amount of all letters of credit issued for the account of Borrower or Operator, as applicable, and, without duplication, all unreimbursed amounts drawn thereunder, (iv) all indebtedness of Borrower or Operator, as applicable, secured by a Lien on any property owned by Borrower or Operator, as applicable, whether or not such indebtedness has been assumed, (v) all Contingent Obligations of Borrower or Operator, as applicable, and (vi) all payment obligations of Borrower or Operator, as applicable, under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars or similar agreements) and similar agreements.

          "Parent" means Brookdale Living Communities, Inc., a Delaware
           ------
corporation.

          "Payment Date" means the eleventh (11th) day of each calendar month
           ------------
during the term of the Mezzanine Loan, provided, however, that for purposes of making payments hereunder, but not for purposes of calculating interest accrual periods, if the eleventh (11th) day of a given month shall not be a Business Day, then the Payment Date for such month shall be the next succeeding Business Day.

          "Permits" means, all the "Permits" defined and described in the
           -------
Mezzanine Mortgages.

          "Permitted Encumbrances" means, with respect to the Facility,
           ----------------------
collectively, (i) the Liens created by the First Mortgages, the other First Mortgage Loan Documents of record, the Liens created by the Mezzanine Mortgages and the other Mezzanine Loan Documents of record (ii) all Liens and other matters disclosed in the Title Insurance Policy concerning the Facility, or any part thereof, (iii) Liens, if any, for Impositions imposed by any Governmental Authority not yet due or delinquent or being contested in good faith and by appropriate proceedings in accordance with the Mezzanine Mortgages, (iv) without limiting the foregoing, any and all governmental, public utility and private restrictions, covenants, reservations, easements, licenses or other agreements which may be granted by Borrower after the Closing Date and which do not materially and adversely affect (A) the ability of Borrower to pay any of its obligations to any Person as and when due, (B) the marketability of title to the Facility, (C) the fair market value of the Facility or the fair market value of the Facility as of the date of Completion of Construction, or (D) the renovation, use or operation of the Facility as of the Closing Date and thereafter, and (v) all other Liens to which Mezzanine Lender in its sole discretion has given its prior written consent.

          "Permitted Transfers" shall mean, provided that no Event of Default
           -------------------
has occurred, (i) Permitted Encumbrances; (ii) all transfers of worn out or obsolete furnishings, fixtures or equipment that are not reasonably necessary for the operation of the Facility or, if necessary for the operation of the Facility, are replaced with equivalent property; (iii) all Leases which are not Material Leases; (iv) all Material Leases which have been approved by First Mortgage Lender in writing; (v) transfers of Equity Interests which in the aggregate during the term of the Mezzanine Loan (a) do not exceed 49% of the total interests in the Borrower or Operator, as applicable, and (b) do not result in any partner's, member's, shareholder's, beneficial owner's or other Person's interest in the Borrower or Operator (other than the Persons who own interests in the Borrower or Operator on the Closing Date), as applicable, exceeding 49% of the total interests in the Borrower or Operator, as applicable; (vi) any other transfer of Equity Interests provided that (a) First Mortgage Lender shall have consented to such transfer or transfers, (b) acceptable opinions relating to such transfer or transfers shall have been delivered by Borrower or Operator, as applicable, to Mezzanine Lender (including without limitation tax and bankruptcy opinions), and (d) Borrower or Operator, as applicable, pays all reasonable expenses incurred by Mezzanine Lender in connection with such transfer or transfers; and (vii) a transfer of the Facility to a single purchaser including, but not limited to, a transfer of the Facility by Borrower to the Operator (pursuant to the Operator Lease or Section 8.33 or otherwise), not more than
                                   ------------
one time during the term of the Mezzanine Loan, provided that prior to such transfer (a) First Mortgage Lender shall have consented to such transfer, (b) acceptable opinions relating to such transfer shall have been delivered by Borrower to Mezzanine Lender (including without limitation tax and bankruptcy opinions), (c) the transferee assumes in writing all obligations of the transferor under the Mezzanine Loan Documents and executes and delivers such other documentation as may be required by Mezzanine Lender and (d) Borrower or Operator pays all reasonable expenses incurred by Mezzanine Lender in connection with such transfer.

          "Physical Plant Standards" has the meaning provided in Section
           ------------------------                              -------
4.1(d)(AK)(vii).
---------------

          "Principal Indebtedness" means the principal amount of the entire
           ----------------------
Mezzanine Loan outstanding as the same may be increased or decreased, as a result of prepayment or otherwise, from time to time.

          "Proceeds" means all of the "Proceeds" defined and described in the
           --------
Mezzanine Mortgages.

          "Recourse Distributions" has the meaning provided in Section 8.14.
           ----------------------                              ------------

          "Remedial Work" has the meaning provided in Section 5.1(b)(D)(i).
           -------------                              ------- ------------

          "Rents" means all of the "Rents" defined and described in the
           -----
Mezzanine Mortgages.

          "Required Debt Service Payment" means, on any Payment Date, the Debt
           -----------------------------
Service then due and payable by Borrower.

          "Secretary's Certificate" means, with respect to Operator, the
           -----------------------
certificate in form and substance satisfactory to Mezzanine Lender in Mezzanine Lender's reasonable discretion dated as of the Closing Date.

          "Single-Purpose Entity" means a corporation, limited partnership,
           ---------------------
limited liability company or business trust which, at all times since its formation and thereafter (a) was and will be organized solely for the purpose of owning and/or operating the Facility, (b) has not and will not engage in any business unrelated to the ownership and/or operation of the Facility, (c) has not and will not have any assets other than those related to the Facility, (d) has not and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation or merger, and, except as otherwise expressly permitted by this Agreement, has not and will not engage in, seek or consent to any asset sale, transfer of partnership, membership, shareholder or beneficial interests, or (A) as to The Harbor Village Business Trust, amend its trust agreement or trust certificate, and (B) as to any other entity which owns or operates the Facility, amend its limited partnership agreement, articles of incorporation, articles of organization, certificate of formation or operating agreement (as applicable), with respect to those portions of such documents relating to its compliance with the definition of "Single-Purpose Entity", without the prior written consent of Mezzanine Lender, which consent shall not be unreasonably withheld, and, after a Securitization, written confirmation by the Rating Agencies that a proposed amendment will not result in a downgrade, withdrawal or qualification of the then applicable ratings assigned to the securities issued in a Securitization, (e) if such entity is a limited partnership, has and will have as its only general partners, general partners which are and will be Single-Purpose Entities which are corporations, (f) if such entity is a business trust, has and will have, as its trustee, an Independent Eligible Trustee, (g) if such entity is a corporation, at all relevant times, has and will have at least one Independent Director, (h) the board of directors of such entity has not taken and will not take any action requiring the unanimous affirmative vote of 100% of the members of the board of directors unless all of the directors, including without limitation all Independent Directors, shall have participated in such vote, (i) has not failed and will not fail to correct any known misunderstanding regarding the separate identity of such entity, (j) if such entity is a limited liability company, has and will have at least one member that is and will be a Single-Purpose Entity which is and will be a corporation, and such corporation is and will be the managing member of such limited liability company, (k) without the unanimous consent of all of the partners, directors (including without limitation all Independent Directors), members, beneficial owners or trustees, as applicable, has not and will not with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest (a) file a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally; (b) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such entity or all or any portion of such entity's properties; (c) make any assignment for the benefit of such entity's creditors; or (d) take any action that might cause such entity to become insolvent, (l) has maintained and will maintain its accounts, books and records separate from any other person or entity, (m) has maintained and will maintain its books, records, resolutions and agreements as official records,
(n) has not commingled and will not commingle its funds or assets with those of any other entity, (o) has held and will hold its assets in its own name, (p) has conducted and will conduct its business in its name, (q) has maintained and will maintain its financial statements, accounting records and other entity documents separate from any other person or entity, (r) has paid and will pay its own liabilities out of its own funds and assets, (s) has observed and will observe all partnership, corporate, limited liability company or business trust formalities as applicable, (t) has maintained and will maintain an arms-length relationship with its affiliates, (u) (a) if such entity owns the Facility, has and will have no indebtedness other than the Indebtedness, the First Mortgage Loan, the SELCO Debt and unsecured trade payables in the ordinary course of business relating to the ownership and operation of the Facility which (1) do not exceed, at any time, a maximum amount of Ten Thousand Dollars ($10,000) and
(2) are paid within ninety (90) days of the date incurred, or (b) if such entity operates the Facility, has and will have no indebtedness other than as permitted under this Loan Agreement and unsecured trade payables in the ordinary course of business relating to the ownership and/or operation of the Facility which (1) do not exceed, at any time, one percent (1%) of the Mezzanine Loan Amount plus the Loan Amount (as defined in the First Mortgage Loan Agreement) and (2) are paid within ninety (90) days of the date incurred, (v) has not and will not assume or guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of any other entity except for the Indebtedness, (w) has not acquired and will not acquire obligations or securities of its partners, members, beneficial owners, trustees or shareholders, (x) has allocated and will allocate fairly and reasonably shared expenses, including, without limitation, shared office space and uses separate stationery, invoices and checks, (y) except pursuant hereto, has not and will not pledge its assets for the benefit of any other person or entity (other than, with respect to Operator, the pledge by the Operator of Certificate A (as defined in the SELCO Loan Agreement)), (z) has held and identified itself and will hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other person or entity, (aa) has not made and will not make loans to any person or entity, (bb) has not and will not identify its partners, members beneficial owners, trustees or shareholders, or any affiliates of any of them as a division or part of it, (cc) if such entity is a limited liability company, such entity shall dissolve only upon the bankruptcy of the managing member, and such entity's articles of organization, certificate of formation and/or operating agreement, as applicable, shall contain such provision, (dd) has not entered and will not enter into or be a party to, any transaction with its partners, members, beneficial owners, trustees, shareholders or its affiliates except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arms-length transaction with an unrelated third party, (ee) has paid and will pay the salaries of its own employees from its own funds, (ff) has maintained and will maintain adequate capital in light of its contemplated business operations and
(gg) if such entity is a limited liability company, limited partnership or trust, and such entity has one or more managing members, general partners or trustees, as applicable, then such entity shall continue (and not dissolve) for so long as a solvent managing member, general partner or trustee, as applicable, exists and such entity's organizational documents shall contain such provision.

          "Tax Fair Market Value" means, with respect to the Facility, the fair
           ---------------------
market value of the Facility, and (x) shall not include the value of any personal property or other property that is not an "interest in real property" within the meaning of Treasury Regulation (S)(S)1.860G-2 and 1.856-3(c), or is not "qualifying real property" within the meaning of Treasury Regulation
(S)1.593-11(b)(iv), and (y) shall be reduced by the "adjusted issue price" (within the meaning of Code (S) 1272(a)(4)) (the "Tax Adjusted Issue Price") of
                                                  ------------------------
any indebtedness, other than the Mezzanine Loan, secured by a Lien affecting the Facility, which Lien is prior to or on a parity with the Lien created under the Mezzanine Mortgages.

          "Title Instruction Letter" means an instruction letter in form and
           ------------------------
substance satisfactory to Mezzanine Lender in Mezzanine Lender's sole discretion.

          "Title Insurance Policy" means, with respect to the Facility, the loan
           ----------------------
policy of title insurance for the Facility issued by Title Insurer with respect to the Facility in an amount acceptable to Mezzanine Lender and insuring the second priority lien in favor of Mezzanine Lender created by the Mezzanine Mortgage and, as to the Leasehold Estate, the Mezzanine Leasehold Mortgage and acceptable to Mezzanine Lender in Mezzanine Lender's reasonable discretion.

          "Title Insurer" means Lawyer's Title Insurance Corporation and any
           -------------
reinsurer reasonably required by Mezzanine Lender and/or any other nationally recognized title insurance company acceptable to Mezzanine Lender in Mezzanine Lender's reasonable discretion, provided, however, that the reinsurer of any Title Insurance Policy may include, in amounts reasonably acceptable to Mezzanine Lender, Chicago Title Insurance Company, First American Title Insurance Company or Stewart Title Insurance Company.

          "Transaction Costs" means all fees, costs, expenses and disbursements
           -----------------
paid or payable by Borrower relating to the Transactions, including, without limitation, all appraisal fees, legal fees, accounting fees and the costs and expenses described in Section 8.24.
                      ------- ----

            "Transactions" means each of the transactions contemplated by the
             ------------
Mezzanine Loan Documents.

          "Transfer" means any conveyance, transfer (including, without
           --------
limitation, any transfer of any direct or indirect legal or beneficial interest (including, without limitation, any profit interest) in Borrower or the Operator), sale, Lease (including, without limitation, any amendment, extension, modification, waiver or renewal thereof), or Lien, whether by law or otherwise, of, on or affecting any Collateral, Borrower or the Operator, other than a Permitted

Transfer.

          "UCC" means, with respect to the Collateral, the Uniform Commercial
           ---
Code in effect in the jurisdiction in which the relevant Collateral is located.

          "Yield Maintenance Premium" means if all or any portion of the
           -------------------------
Mezzanine Note is accelerated, the amount that, when added to the amount otherwise due as a result of such acceleration, would be sufficient to purchase U.S. Obligations (A) having maturity dates on or prior to, but as close as possible to, successive scheduled Payment Dates (after the date of such acceleration of the Mezzanine Note) upon which Payment Dates interest and principal payments would be required under the Mezzanine Note as though the Maturity Date of the Mezzanine Note was the Optional Prepayment Date and (B) in amounts sufficient to pay all scheduled principal and interest payments on the Mezzanine Note as if the Maturity Date of the Mezzanine Note was the Optional Prepayment Date (but without any adjustment of the monthly amortization schedule).


                                  ARTICLE II

                                 GENERAL TERMS
                                 -------------

          Section 2.1.  Amount of the Mezzanine Loan.  Subject to the terms and
                        ----------------------------
conditions of this Agreement, Mezzanine Lender shall lend Borrower the Mezzanine Loan Amount.

          Section 2.2.  Use of Proceeds.  Proceeds of the Mezzanine Loan shall
                        ---------------
be deposited into the Construction Sub-Account to be disbursed in accordance with the First Mortgage Loan Agreement.

          Section 2.3.  Security for the Mezzanine Loan.  The Mezzanine Note and
                        -------------------------------
Borrower's obligations hereunder and under the other Mezzanine Loan Documents shall be secured by the Mezzanine Mortgages, the Mezzanine Guaranty, the Mezzanine Assignments of Leases, the Mezzanine Assignments of Agreements, and the security interests and Liens granted in this Agreement and in the other Mezzanine Loan Documents.

          Section 2.4.  Borrower's Mezzanine Note.  (a) Borrower's obligation to
                        -------------------------
pay the principal of and interest on the Mezzanine Loan (including Late Charges and Default Rate interest, and the Yield Maintenance Premium, if any), shall be evidenced by this Agreement and by the Mezzanine Note, duly executed and delivered by Borrower. The Mezzanine Note shall be payable as to principal, interest, Late Charges and Default Rate interest and Yield Maintenance

Premium, if any, as specified in this Agreement, with a final maturity on the Maturity Date. Borrower shall pay all outstanding Indebtedness on the Maturity Date.

          (b) Mezzanine Lender is hereby authorized, at its sole option, to endorse on a schedule attached to the Mezzanine Note (or on a continuation of such schedule attached to the Mezzanine Note and made a part thereof) an appropriate notation evidencing the date and amount of each payment of principal, interest, Late Charges and Default Rate interest and Yield Maintenance Premium, if any, in respect thereof, which books and records shall be made available to Borrower, at Borrower's sole cost and expense on reasonable advance notice, for examination at Mezzanine Lender's offices.

          Section 2.5.  Principal and Interest Payments.
                        -------------------------------

               (a) Accrual of Interest. Interest shall accrue on the outstanding
                   -------------------
principal balance of the Mezzanine Note and all other amounts due to Mezzanine Lender under the Mezzanine Loan Documents at the Interest Rate.

               (b) Payment of Interest. Commencing on the first Payment Date
                   -------------------
after the Closing Date, Borrower shall pay to Mezzanine Lender monthly payments of accrued interest only on the Principal Indebtedness. Each payment required to be made by Borrower pursuant to this Section 2.5(b) is hereinafter sometimes
                                     ------- ------
referred to as a "Base Payment."
                  ------------

               (c) Payment Dates.  All payments required to be made pursuant to
                   -------------
paragraphs (a) and (b) above shall be made beginning on the first Payment Date
----------
immediately after the end of the second Interest Accrual Period; provided, however, that Borrower shall pay interest for the first Interest Accrual Period on the Closing Date.

               (d) Calculation of Interest. Interest shall accrue on the
                   -----------------------
outstanding principal balance of the Mezzanine Loan and all other amounts due to Mezzanine Lender under the Mezzanine Loan Documents commencing upon the Closing Date. Interest shall be computed on the actual number of days elapsed in each year over a 360-day year.

               (e) Default Rate Interest.  Upon the earlier to occur of a Late
                   ---------------------
Payment or an Event of Default, if any, the entire unpaid amount outstanding hereunder and under the Mezzanine Note will bear interest at the Default Rate.

               (f) Late Charge. If Borrower fails to make any payment of any
                   -----------
sums due under the Mezzanine Loan Documents after the same is due, and the same remains unpaid after the expiration of any applicable cure period, if any, Borrower shall pay a Late Charge.

               (g) Maturity Date.  On the Maturity Date Borrower shall pay to
                   -------------
Mezzanine Lender all amounts owing under the Mezzanine Loan Documents, including without limitation, interest, principal, Late Charges and Default Rate interest, and any Yield Maintenance Premium. Notwithstanding the foregoing, it is the intent of the parties that on the Stabilization Date Payment Date the Mezzanine Loan will be rolled up into the First Mortgage Loan as described in Section
                                                                    -------
8.32. The Yield Maintenance Premium shall only be due and payable on the date of
----
acceleration of the Mezzanine Note.

               (h) Payment of Liquidation Proceeds.  Upon the receipt of any
                   -------------------------------
Liquidation Proceeds, the Borrower shall be required, on the date of receipt thereof, to apply the related Net Liquidation Proceeds After Debt Service to the prepayment of principal on the Mezzanine Note, together with accrued interest for the entire Interest Accrual Period in which such prepayment occurs, and all other amounts then due and payable on the Mezzanine Note. The Borrower shall notify the Mezzanine Lender of any Liquidation Event not later than one Business Day following the first date on which the Borrower has knowledge of any Liquidation Event.

          Section 2.6. Intentionally Deleted.

          Section 2.7. Prepayment.  (a)  Borrower may not voluntarily prepay
                       ----------
the Mezzanine Loan prior to the Stabilization Date Payment Date. On and after the Stabilzation Date Payment Date, Borrower may prepay the Mezzanine Loan without the payment of a Yeild Maintenance Premium.

               (b) If Borrower is required by Lender under the provisions of the Mezzanine Mortgage to prepay the Mezzanine Loan or any portion thereof in the event of damage to or destruction of or a Taking of all or any portion of the Facility, Borrower shall prepay the Mezzanine Loan to the full extent of the Net Liquidation Proceeds after Debt Service, and there shall be no Yield Maintenance Premium or penalty assessed against Borrower by reason of such prepayment.

          Section 2.8.  Application of Payments.  Prior to the occurrence and
                        -----------------------
continuance of an Event of Default, all proceeds of any repayment, including prepayments, of the Mezzanine Loan shall be applied to pay: first, any costs
                                                             -----
and expenses of Mezzanine Lender, including, without limitation, the Mezzanine Lender's reasonable attorney's fees and disbursements actually arising as a result of such repayment or reasonably expended by Mezzanine Lender to protect the Collateral; second, accrued and unpaid interest at, the Interest Rate;
                ------
third, to the Principal Indebtedness and fourth, any other amounts then due and
-----                                    ------
owing under the Mezzanine Loan Documents. After the occurrence and during the continuance of an Event of Default, all proceeds of repayment, including any payment or recovery on the Collateral shall, unless otherwise provided in the Mezzanine Mortgages, be applied to amounts which Borrower is obligated to pay under the Mezzanine Loan Documents in such order and in such manner as Mezzanine Lender shall elect in its sole discretion.

          Section 2.9. Payment of Debt Service, Method and Place of Payment. (a)
                       ----------------------------------------------------
Except as otherwise specifically provided herein, all payments and prepayments under this Agreement and the Mezzanine Note shall be made to Mezzanine Lender not later than 12:00 noon, New York City time, on the date when due and shall be made in lawful money of the United States of America in federal or other immediately available funds to an account specified to Borrower by Mezzanine Lender in writing, and any funds received by Mezzanine Lender after such time, for all purposes hereof, shall be deemed to have been paid on the next succeeding Business Day.

          (b) All payments made by Borrower hereunder or by Borrower under the other Mezzanine Loan Documents, shall be made irrespective of, and without any deduction for, any set-offs or counterclaims.

          (c) Unless a Cash Management Event has occurred and is continuing, Borrower shall pay to the Mezzanine Lender or its designee, on or prior to each Payment Date, the Required Debt Service Payment for such Payment Date. If a Cash Management Event has occurred and is continuing, the First Mortgage Lender, its designee or the Cash Collateral Account Bank, shall transfer to Mezzanine Lender the amounts deposited in the Mezzanine Debt Service Payment Sub-Account in accordance with the First Mortgage Loan.

          Section 2.10.  Taxes.  All payments made by Borrower under this
                         -----
Agreement and under the other Mezzanine Loan Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (other than taxes imposed on the income of Mezzanine Lender).

            Section 2.11.  Intentionally deleted.

            Section 2.12.  Intentionally deleted.

            Section 2.13.  Security Agreement.  (a)  Pledge of Accounts.  To
                           ------------------        ------------------
secure the full and punctual payment and performance of all of the Indebtedness, each of Borrower and Operator hereby sells, assigns, conveys, pledges and transfers to Mezzanine Lender and grants to Mezzanine Lender a second and continuing security interest (subject to the security interest of the First Mortgage Lender therein) in and to, the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (collectively, the "Account Collateral"):
                    ------------------

            (i) all of the right, title and interest of Borrower and Operator in the Cash Collateral Account (including all Sub-Accounts) and all Money (except to the extent funds therein constitute any SELCO Required Quarterly Payment) and Permitted Investments, if any, from time to time deposited or held in the Cash Collateral Account;

            (ii) all of the right, title and interest of Borrower and Operator in the Collection Account and Security Deposit Account and all Money, if any, from time to time deposited or held in the Collection Account and Security Deposit Account;


            (iii) all interest, dividends, Money, Instruments and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any of the foregoing; and

            (iv)  to the extent not covered by clauses (i), (ii), or (iii)
                                               -----------  ----     -----
     above, all Proceeds and products of any or all of the foregoing.

       (b)  Covenants.  (A) Borrower covenants that (i) all Rents (as defined
            ---------
in the Mezzanine Mortgage) and Money received by Borrower, shall be deposited by Borrower directly into the Collection Account or the Security Deposit Account, as applicable, in accordance with Section 2.12(a) (provided, however, Lessor
                                  ------- -------
Basic Rent, SELCO Basic Rent and any Supplemental Rent (as each such term is defined in the Operator Lease) to which Borrower is entitled shall not be deposited in the Collection Account) and (ii) so long as any portion of the Indebtedness is outstanding, Borrower shall not open (nor permit Operator or any Person to open) any other account for the collection of Rents (as defined in the Mezzanine Mortgage), Money or other items of Gross Revenue, other than a replacement Collection Account or Security Deposit Account approved by Mezzanine Lender in Mezzanine Lender's reasonable discretion.

            (B) Operator covenants that (i) all Rents (as defined in the Mezzanine Leasehold Mortgage) and Money received by Operator shall be deposited by Operator directly into the Collection Account or the Security Deposit Account, as applicable, in accordance with Section 2.12(a) and (ii) so long as
                                           ------- -------
any portion of the Indebtedness is outstanding, Operator shall not open any other account for the collection of Rents (as defined in the Mezzanine Leasehold Mortgage), Money or other items of Gross Revenue, other than a replacement Collection Account or Security Deposit Account approved by Mezzanine Lender in Mezzanine Lender's reasonable discretion.

          (c)  Instructions and Agreements.  On or before the Closing Date,
               ---------------------------
Borrower and Operator will submit to the Collection Account Bank for the Facility a Collection Account Agreement to be executed by the Collection Account Bank.

          (d)  Financing Statements; Further Assurances.  Borrower and Operator
               ----------------------------------------
will execute and deliver to Mezzanine Lender for filing financing statements in connection with the Account Collateral in the form required to properly perfect Mezzanine Lender's security interest in the Account Collateral to the extent that it may be perfected by such a filing. Each of Operator and Borrower agrees that at any time and from time to time, at the expense of Borrower and/or Operator, Borrower and Operator shall promptly execute and deliver all further instruments, and take all further action, that Mezzanine Lender may request, in order to perfect and protect the pledge and security interest granted or purported to be granted hereby, or to enable Mezzanine Lender to exercise and enforce Mezzanine Lender's rights and remedies hereunder with respect to, the Account Collateral.

          (e)  Transfers and Other Liens.  Each of Borrower and Operator agrees
               -------------------------
that it will not sell or otherwise dispose of any of the Account Collateral other than pursuant to the terms hereof, the First Mortgage Loan Documents and of the other Loan Documents, or create or permit to exist any Lien upon or with respect to all or any of the Account Collateral, except for the Lien granted to Mezzanine Lender under this Agreement and to First Mortgage Lender under the First Mortgage Loan Agreement.

          (f)  Mezzanine Lender's Reasonable Care.  Beyond the exercise of
               ----------------------------------
reasonable care in the custody thereof, Mezzanine Lender shall not have any duty as to any Account Collateral or any income thereon in its possession or control or in the possession or control of any agents for, or of Mezzanine Lender, or the preservation of rights against any Person or otherwise with respect thereto other than the gross negligence or willful misconduct of Mezzanine Lender or its agents, employees or bailees. Mezzanine Lender shall be deemed to have exercised reasonable care in the custody of the Account Collateral in its possession if the Account Collateral is accorded treatment substantially equal to that which Mezzanine Lender accords its own property, it being understood that Mezzanine Lender shall not be liable or responsible for (i) any loss or damage to any of the Account Collateral, or for any diminution in value thereof from a loss of, or delay in Mezzanine Lender's acknowledging receipt of, any wire transfer from the Collection Account Bank or (ii) any loss, damage or diminution in value by reason of the act or omission of Mezzanine Lender, or Mezzanine Lender's agents, employees or bailees other than for gross negligence or willful misconduct of Mezzanine Lender or its agents, employees or bailees.

          (g)  Mezzanine Lender Appointed Attorney-In-Fact. Each of Borrower and
               -------------------------------------------
Operator, respectively, hereby irrevocably constitutes and appoints Mezzanine Lender as

Borrower's and Operator's true and lawful attorney-in-fact, with full power of substitution, at any time after the occurrence and during the continuance of an Event of Default to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of Borrower and Operator with respect to the Account Collateral, and do in the name, place and stead of Borrower and Operator, all such acts, things and deeds for and on behalf of and in the name of Borrower and Operator with respect to the Account Collateral, which Borrower and Operator could or might do or which Mezzanine Lender may deem necessary or desirable to more fully vest in Mezzanine Lender the rights and remedies provided for herein with respect to the Account Collateral and to accomplish the purposes of this Agreement. The foregoing powers of attorney are irrevocable and coupled with an interest.

          (h) Continuing Security Interest; Termination.  This Section 2.13
              -----------------------------------------        ------- ----
shall create a continuing pledge of and security interest in the Account Collateral and shall remain in full force and effect until payment in full of the Indebtedness. Upon payment in full of the Indebtedness, each of Borrower and Operator shall be entitled to the return, upon their request and at their expense, of such of the Account Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, and Mezzanine Lender shall execute such instruments and documents as may be reasonably requested by Borrower or Operator to evidence such termination and the release of the pledge and Lien hereof, provided, however, that Borrower shall pay within ten (10)
                 --------  -------
calendar days following written demand all of Mezzanine Lender's expenses in connection therewith.


     Section 2.14.  Intentionally deleted.
                    ---------------------

     Section 2.15.  Supplemental Mortgage Affidavits. The Liens to be created by
                    --------------------------------
the Mezzanine Mortgages are intended to encumber the Facility described therein to the full extent of Borrower's obligations under the Mezzanine Loan Documents. As of the Closing Date, Borrower shall have paid all state, county and municipal recording and all other taxes imposed upon the execution and recordation of the Mezzanine Mortgages.


                                  ARTICLE III

                             CONDITIONS PRECEDENT
                             --------------------

          Section 3.1.  Conditions Precedent to the Loan.  (a) As a condition
                        --------------------------------
precedent to the making of the Mezzanine Loan, Borrower shall have satisfied each of the conditions set forth in Article III of the First Mortgage Loan Agreement and the following conditions (unless waived by Mezzanine Lender in accordance with Section 8.4) with respect to the Facility on or before
                ------- ---
the Closing Date:

          (A)  Mezzanine Loan Documents.
               ------------------------

               (i)   Mezzanine Loan Agreement.  Borrower shall have executed and
                     ------------------------
     delivered this Agreement to Mezzanine Lender.

               (ii)  Mezzanine Note.  Borrower shall have executed and delivered
                     --------------
     to Mezzanine Lender the Mezzanine Note.

               (iii) Mezzanine Mortgages.  Borrower shall have executed and
                     -------------------
     delivered to Mezzanine Lender the Mezzanine Mortgage and Operator shall have executed and delivered to Mezzanine Lender the Mezzanine Leasehold Mortgage and such Mezzanine Mortgages shall have been filed of record in the appropriate filing offices in the jurisdiction in which the Facility is located or irrevocably delivered to a title agent for such recordation.

               (iv)  Mezzanine Assignments of Leases.  Borrower shall have
                     -------------------------------
     executed and delivered to Mezzanine Lender the Mezzanine Assignment of Leases - Borrower and Operator shall have executed and delivered to Mezzanine Lender the Mezzanine Assignment of Leases - Operator and the Mezzanine Assignments of Leases shall have been filed of record in the appropriate filing offices in the jurisdiction in which the Facility is located or irrevocably delivered to a title agent for such recordation.

               (v)   Mezzanine Assignments of Agreements.  Borrower shall have
                     -----------------------------------
     executed and delivered to Mezzanine Lender the Mezzanine Assignment of Agreements - Borrower and Operator shall have executed and delivered to Mezzanine Lender the Mezzanine Assignment of Agreements - Operator and the Mezzanine Assignments of Agreements shall, to the extent prudent pursuant to local practice, have been filed of record in the appropriate filing offices in the jurisdiction in which the Facility is located or irrevocably delivered to a title agent for such recordation.

               (vi)  Financing Statements.  Borrower and Operator shall have
                     --------------------
     executed and delivered to Mezzanine Lender all financing statements required by Mezzanine Lender and such financing statements shall have been filed of record in the appropriate filing offices in each of the appropriate jurisdictions or irrevocably delivered to a title agent for such recordation.

               (vii) Intentionally deleted.

               (viii)  Intentionally deleted.

               (ix)    Mezzanine Environmental Guaranty.  The Parent shall have
                       --------------------------------
     executed and delivered to Mezzanine Lender the Mezzanine Environmental Guaranty.

               (x)     Intentionally deleted.

               (xi)    Mezzanine Guaranty.  Operator shall have executed and
                       ------------------
     delivered the Mezzanine Guaranty and executed copies of such agreement shall have been delivered to Mezzanine Lender.

          (B)  Opinions of Counsel.  Mezzanine Lender shall have received from
               -------------------
     counsel reasonably satisfactory to Mezzanine Lender, legal opinions in form and substance satisfactory to Mezzanine Lender in Mezzanine Lender's reasonable discretion (including without limitation, bankruptcy opinions regarding Borrower and Operator). All such legal opinions will be addressed to Mezzanine Lender, dated as of the Closing Date, and in form and substance reasonably satisfactory to Mezzanine Lender and its counsel. Each of Borrower and Operator hereby instructs any of the foregoing counsel, to the extent that such counsel represents Borrower or Operator, to deliver to Mezzanine Lender such opinions addressed to Mezzanine Lender.

          (C)  Secretary's, Trustee's and Beneficial Owner's Certificates.
               ----------------------------------------------------------
     Mezzanine Lender shall have received a Beneficial Owner's Certificate with respect to Beneficial Owner, a Secretary's Certificate with respect to Operator and a Trustee's Certificate from Borrower's Trustee.

          (D)  Insurance.  Mezzanine Lender shall have received certificates of
               ---------
     insurance demonstrating insurance coverage in respect of the Facility of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in the Mezzanine Mortgages.
     Such certificates shall indicate that Mezzanine Lender is an additional insured as its interests may appear and, to the extent required by the Mezzanine Mortgages, shall contain a loss payee endorsement in favor of Mezzanine Lender with respect to the property policies required to be maintained under the Mezzanine Mortgages and the other policies required to be maintained hereunder. All insurance policies required to be maintained hereunder shall be maintained from the Closing Date throughout the term of this Agreement in the types and amounts required hereunder and under the Mezzanine Mortgages.

          (E)  Intentionally deleted.

          (F) Title Insurance Policy.  Mezzanine Lender shall have received (i)
              ----------------------
     a Title Insurance Policy or a marked up commitment (in form and substance reasonably satisfactory to Mezzanine Lender in Mezzanine Lender's reasonable discretion) from Title Insurer to issue the Title Insurance Policy and (ii) a fully executed copy of the Title Instruction Letter from the Title Insurer.

          (G) Intentionally deleted.

          (H) Consents, Licenses, Approvals.  Mezzanine Lender shall have
              -----------------------------
     received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by Borrower under, and the validity and enforceability of, the Mezzanine Loan Documents, and such consents, licenses and approvals shall be in full force and effect.

          (I) Additional Matters.  Mezzanine Lender shall have received such
              ------------------
     other Permits, certificates (including certificates of occupancy reflecting the use of the Facility as of the Closing Date), opinions, documents and instruments (including without limitation, written proof from the appropriate Governmental Authority regarding the zoning of the Facility in form and substance reasonably satisfactory to Mezzanine Lender in Mezzanine Lender's reasonable discretion) relating to the Mezzanine Loan as may have been reasonably requested by Mezzanine Lender and all other documents and all legal matters in connection with the Mezzanine Loan shall be satisfactory in form and substance to Mezzanine Lender.

          (J) Representations and Warranties.  The representations and
              ------------------------------
     warranties herein and in the other Mezzanine Loan Documents shall be true and correct in all material respects.

          (K) Intentionally deleted.

          (L) No Injunction.  No law or regulation shall have been adopted, no
              -------------
     order, judgment or decree of any Governmental Authority shall have been issued, and no litigation shall be pending or threatened, which in the good faith judgment of Mezzanine Lender would enjoin, prohibit or restrain, or impose or result in a Material Adverse Effect upon the making or repayment of the Mezzanine Loan or the consummation of the Transactions.

          (M) Transaction Costs.  Borrower shall have paid or caused to be paid
              -----------------
     all Transaction Costs.

          (b) Mezzanine Lender shall not make the Mezzanine Loan unless and until each of the applicable conditions precedent set forth in Section 3.1(a) is
                                                               ------- ------
satisfied and until Borrower and Operator each provides any other information reasonably required by Mezzanine

Lender.

          (c) In connection with the Mezzanine Loan, Borrower and Operator shall execute and/or deliver to Mezzanine Lender all additions, amendments, modifications and supplements to the items set forth in this Section 3.1(a),
                                                             --------------
including without limitation, amendments, modifications and supplements to the Mezzanine Note, Mezzanine Mortgages, Mezzanine Assignments of Leases and Mezzanine Assignments of Agreements, if reasonably requested by Mezzanine Lender to effectuate the provisions hereof, and to provide Mezzanine Lender with the full benefit of the security intended to be provided under the Mezzanine Loan Documents. Without in any way limiting the foregoing, such additions, modifications and supplements shall include those deemed reasonably desirable by Mezzanine Lender's counsel in the jurisdiction in which the Facility is located.

          (d) The making of the Mezzanine Loan shall constitute, without the necessity of specifically containing a written statement to such effect, a confirmation, representation and warranty by Borrower and Operator to Mezzanine Lender that all of the applicable conditions to be satisfied in connection with the making of the Mezzanine Loan have been satisfied (unless waived by Mezzanine Lender in accordance with Section 8.4,) and that all of the representations and
                          ------- ---
warranties of Borrower set forth in the Mezzanine Loan Documents are true and correct in all material respects as of the date of the making of the Mezzanine Loan.

          Section 3.2.  Form of Mezzanine Loan Documents and Related Matters.
                        ----------------------------------------------------
The Mezzanine Loan Documents and all of the certificates, agreements, legal opinions and other documents and papers referred to in this Article III, unless
                                                            -----------
otherwise specified, shall be delivered to Mezzanine Lender, and shall be reasonably satisfactory in form and substance to Mezzanine Lender.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          Section 4.1. Representations and Warranties of Borrower and Operator.
                       -------------------------------------------------------
(a)  Closing Date Representations and Warranties of Borrower.  Borrower
     -------------------------------------------------------
represents and warrants that, as of the Closing Date:

          (A) Organization.  Borrower (i) is a duly organized and validly
              ------------
     existing Entity in good standing under the laws of the State of its formation, (ii) is duly qualified as a foreign Entity in each jurisdiction in which the nature of its business, the Facility or any of the Collateral makes such qualification necessary or desirable, (iii) has the requisite

     Entity power and authority to carry on its business as now being conducted, and (iv) has the requisite Entity power to execute and deliver, and perform its obligations under, the Mezzanine Loan Documents executed by Borrower.

          (B) Authorization.  The execution and delivery by Borrower of the
              -------------
     Mezzanine Loan Documents to which it is a party, Borrower's performance of its obligations thereunder and the creation of the security interests and Liens provided for by Borrower in the Mezzanine Loan Documents (i) have been duly authorized by all requisite Entity action on the part of Borrower, (ii) will not violate any provision of any applicable Legal Requirements, any order of any court or other Governmental Authority, any organizational document of Borrower or any indenture or agreement or other instrument to which Borrower is a party or by which Borrower is bound,
     (iii) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any Lien of any nature whatsoever upon any of the property or assets of Borrower pursuant to, any such indenture or agreement or instrument except as permitted under any of the Mezzanine Loan Documents and (iv) have been duly executed and delivered by Borrower. Except for the Mezzanine Mortgage, the Mezzanine Assignment of Rents-Borrower, Mezzanine Assignment of Agreements-Borrower, and a memorandum of the Operator Lease, all of which must be recorded in the Office of the Recorder of Deeds of Cook County, Illinois and the Financing Statements, which must be recorded in the Office of the Recorder of Deeds of Cook County, Illinois and filed in the offices of the Secretary of the and the Secretary of the State of Delaware and those consents, approvals and authorizations obtained or filed on or prior to the Closing Date, Borrower is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority or other agency in connection with or as a condition to the execution, delivery or performance of the Mezzanine Loan Documents. The Mezzanine Loan Documents to which Borrower is a party have been duly authorized, executed and delivered by Borrower.

          (C) Single-Purpose Entity.
              ---------------------

              (i) Borrower has been, and will continue to be, a duly formed and existing Entity, and a Single-Purpose Entity.

              (ii) Borrower at all times since its formation has complied, and will continue to comply, with the provisions of all of its organizational documents, and the laws of the state in which Borrower was formed relating to the Entity.

              (iii) All customary formalities regarding the Entity existence of

     Borrower have been observed at all times since its formation and will continue to be observed.

               (iv) Borrower has been at all times since its formation and will continue to be adequately capitalized in light of the nature of its business.

     (b)  Additional Closing Date Borrower Representations and Warranties.
          ---------------------------------------------------------------
Borrower represents and warrants that as of the Closing Date:

          (A) Litigation.  There are no actions, suits or proceedings at law or
              ----------
     in equity by or before any Governmental Authority or other agency now pending and served or, to the knowledge of Borrower, threatened against Borrower or the Facility where a judgment adverse to Borrower would be reasonably likely to individually or in the aggregate result in a Material Adverse Effect.

          (B) Agreements.  Borrower is not a party to any agreement or
              ----------
     instrument or subject to any restriction which is likely to have a Material Adverse Effect. Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which Borrower is bound would be reasonably likely result in a Material Adverse Effect.

          (C) No Bankruptcy Filing.  Borrower is not contemplating either the
              --------------------
     filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of Borrower's assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against it.

          (D) Full and Accurate Disclosure.  No statement of fact made by or on
              ----------------------------
     behalf of Borrower in the Mezzanine Loan Documents or in any other document or certificate delivered to Mezzanine Lender by Borrower contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to Borrower which has not been disclosed to Mezzanine Lender which would have a Material Adverse Effect nor, as far as Borrower can foresee, would have a Material Adverse Effect.

          (E) Location of Chief Executive Offices.  The location of Borrower's
              -----------------------------------
     principal place of business and the location of Borrower's chief executive office is c/o Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-0001.

          (F) Compliance.  Borrower and, to the best of Borrower's knowledge,
              ----------

     Borrower's ownership of the Facility comply in all material respects with all applicable Legal Requirements, including without limitation, building and zoning ordinances and codes. Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which is reasonably likely to have a Material Adverse Effect.

          (G) Other Debt and Obligations.  Borrower has no financial obligation
              --------------------------
     under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Borrower is a party, or by which Borrower is bound, other than the First Mortgage Loan, the SELCO Debt and unsecured trade payables incurred in the ordinary course of business relating to the ownership of the Facility which do not exceed, at any time, a maximum amount of Ten Thousand Dollars ($10,000) and are paid within ninety (90) days of the date incurred, and other than obligations under the Mezzanine Mortgage and the other Mezzanine Loan Documents. Except for the SELCO Debt and the First Mortgage Loan, Borrower has not borrowed or received other debt financing that has not been heretofore repaid in full and Borrower has no known material contingent liabilities.

          (H) ERISA.  Each Plan and, to the knowledge of Borrower, each
              -----
     Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, its terms and the applicable provisions of ERISA, the Code and any other federal or state law, and no event or condition has occurred as to which Borrower would be under an obligation to furnish a report to Mezzanine Lender under
     Section 5.1(a)(T).
     ------- ---------

          (I) Solvency.  Borrower (i) has not entered into this Agreement or any
              --------
     Mezzanine Loan Document with the actual intent to hinder, delay, or defraud any creditor, and (ii) has received reasonably equivalent value in exchange for its obligations under the Mezzanine Loan Documents. Giving effect to the transactions contemplated hereby, the fair saleable value of Borrower's assets exceeds and will, immediately following the execution and delivery of this Agreement, exceed Borrower's total liabilities, including, without limitation, subordinated, unliquidated, or disputed liabilities or Contingent Obligations. The fair saleable value of Borrower's assets is and will, immediately following the execution and delivery of this Agreement, be greater than Borrower's probable liabilities, including the maximum amount of its Contingent Obligations or its debts as such debts become absolute and matured. Borrower's assets do not and, immediately following the execution and delivery of this Agreement, will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, Contingent Obligations and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).

          (J)  Not Foreign Person. Borrower is not a "foreign person" within the
               ------------------
     meaning of (S) 1445(f)(3) of the Code.

          (K)  Intentionally Omitted.

          (L)  Investment Company Act; Public Utility Holding Company Act.
               ----------------------------------------------------------
     Borrower is not (i) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

          (M)  No Defaults.  No Default or Event of Default exists under or with
               -----------
     respect to any Mezzanine Loan Document.

          (N)  Labor Matters.  Borrower is not a party to any collective
               -------------
     bargaining agreements.

          (O)  Title to the Mortgaged Property.  Borrower owns good,
               -------------------------------
     indefeasible, marketable and insurable fee simple title to the Facility, free and clear of all Liens, other than the Permitted Encumbrances applicable to the Facility. Except as set forth in the Operator Lease, Borrower has not granted any options to purchase or rights of first refusal with respect to the Facility.

          (P)  Use of Proceeds; Margin Regulations.  Borrower will use the
               -----------------------------------
     proceeds of the Mezzanine Loan for the purposes described in Section 2.2.
                                                                  ------- ---
     No part of the proceeds of the Mezzanine Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by applicable Legal Requirements.

          (Q)  Intentionally deleted.

          (R)  Intentionally deleted.

          (S)  Intentionally deleted.

          (T)  Intentionally deleted.

          (U)  Environmental Matters.  Borrower represents, warrants and
               ---------------------
     covenants as to itself and the Facility:

          (i) There is no Environmental Claim pending or, to Borrower's knowledge, threatened, and no penalties arising under Environmental Laws have been assessed against Borrower.

          (ii) There have been no environmental investigations, studies, audits, reviews or other analyses conducted by or on behalf of Borrower that are in the possession or control of Borrower in relation to the Facility which have not been provided to Mezzanine Lender.

          (V)  Intentionally deleted.

          (W)  Intentionally deleted.

          (X)  Mezzanine Mortgages and Other Liens.  The Mezzanine Mortgage
               -----------------------------------
     creates a valid and enforceable second mortgage Lien on the Borrower's fee simple title to the Facility as security for the repayment of the Indebtedness subject only to the Permitted Encumbrances applicable to the Facility. Each Collateral Security Instrument executed by Borrower establishes and creates a valid, subsisting and enforceable Lien on and a security interest in, or claim to, the rights and property described therein. All property covered by such Collateral Security Instrument which is subject to the UCC is subject to a UCC financing statement filed and/or recorded, as appropriate, (or irrevocably delivered to an agent for such recordation or filing) in all places necessary to perfect a valid Lien (second in priority to the First Mortgage Loan) with respect to the rights and property that are the subject of such Collateral Security Instrument to the extent governed by the UCC.

          (Y)  Enforceability. The Mezzanine Loan Documents executed by Borrower
               --------------
     in connection with the Mezzanine Loan, including, without limitation, any Collateral Security Instrument executed by Borrower, are the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, subject to bankruptcy, insolvency and other limitations on creditors' rights generally and to equitable principles. Such Mezzanine Loan Documents are, as of the Closing Date, not subject to any right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, nor will the operation of any of the terms of the Mezzanine Note, the Mezzanine Mortgage, or such other Mezzanine Loan Documents executed by

     Borrower, or the exercise of any right thereunder, render the Mezzanine Mortgage unenforceable against Borrower, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, and Borrower has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

          (Z)  No Liabilities. Borrower has no liabilities or obligations
               --------------
     including without limitation Contingent Obligations (and including, without limitation, liabilities or obligations in tort, in contract, at law, in equity, pursuant to a statute or regulation, or otherwise) other than those liabilities and obligations expressly permitted by this Agreement.

          (AA) No Prior Assignment.  As of the Closing Date, (i) Mezzanine
               -------------------
     Lender is the assignee of Borrower's interest under the Operator Lease, and
     (ii) except for the assignments in connection with the First Mortgage Loan, there are no prior assignments, pledges or hypothecations by Borrower of the Operator Lease or any portion of the Rent due and payable thereunder or to become due and payable thereunder which are presently outstanding.

          (BB) Intentionally deleted.

          (CC) Intentionally deleted.

          (DD) Intentionally deleted.

          (EE) Intellectual Property.  All trademarks, trade names and service
               ---------------------
     marks that Borrower owns or has pending, or under which it is licensed, are in good standing and uncontested. There is no trademark, trade name or service mark necessary to the business of Borrower as presently conducted or as Borrower contemplates conducting its business. Borrower has not infringed, is not infringing, and has not received notice of infringement with respect to asserted trademarks, trade names and service marks of others. To Borrower's knowledge, there is no infringement by others of trademarks, trade names and service marks of Borrower.

          (FF) Intentionally deleted.

          (GG) Conduct of Business.  Borrower does not conduct its business
               -------------------
     "also known as," "doing business as" or under any other name provided, however, that the Facility is operated under the name "Harbor Village."

          (HH) Intentionally deleted.

          (II) Intentionally deleted.

          (JJ) Leases. (a) Borrower is the sole owner of the entire lessor's
               ------
     interest in the Operator Lease; (b) the Operator Lease is valid and enforceable obligation of Borrower; (c) none of the Rents under the Operator Lease have been collected for more than one (1) month in advance;
     (d) the Operator is the sole tenant of the Lessor; (e) to the knowledge of Borrower after due inquiry, there exist no offsets or defenses to the payment of any portion of the Rents under the Operator Lease; (f) except as set forth in the Operator Lease, the Borrower has not granted the Operator any option to purchase, right of first refusal to purchase, or any other similar provision; (g) except for Permitted Encumbrances, Lessor has not granted any Person any possessory interest in, or right to occupy, the Facility except under and pursuant to the Operator Lease; and (h) the Operator Lease is subordinate to the Mezzanine Loan Documents, pursuant to its terms.

     (c)  Closing Date Representation and Warranties of Operator.  Operator
          ------------------------------------------------------
represents and warrants that as of the Closing Date:

          (A)  Organization.  Operator (i) is a duly organized and validly
               ------------
     existing Entity in good standing under the laws of the State of its formation, (ii) is duly qualified as a foreign Entity in each jurisdiction in which the nature of its business, the Facility or any of the Collateral makes such qualification necessary or desirable, (iii) has the requisite Entity power and authority to carry on its business as now being conducted, and (iv) has the requisite Entity power to execute and deliver, and perform its obligations under, the Mezzanine Loan Documents executed by Operator.

          (B)  Authorization.  The execution and delivery by Operator of the
               -------------
     Mezzanine Loan Documents to which it is a party, Operator's performance of its obligations thereunder and the creation of the security interests and Liens provided for by Operator in the Mezzanine Loan Documents (i) have been duly authorized by all requisite Entity action on the part of Operator, (ii) will not violate any provision of any applicable Legal Requirements, any order of any court or other Governmental Authority, any organizational document of Operator or any indenture or agreement or other instrument to which Operator is a party or by which Operator is bound,
     (iii) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any Lien of any nature whatsoever upon any of the property or assets of Operator pursuant to, any such indenture or agreement or instrument except as permitted under any of the Mezzanine Loan Documents and (iv) have been duly executed and delivered by Operator. Except for the Mezzanine Leasehold

     Mortgage, the Mezzanine Assignment of Rents-Operator, Mezzanine Assignment of Agreements-Operator, and a memorandum of the Operator Lease, all of which must be recorded in the Office of the Recorder of Deeds of Cook County, Illinois and the Financing Statements, which must be recorded in the Office of the Recorder of Deeds of Cook County, Illinois and filed in the offices of the Secretary of the State of Illinois and the Secretary of the State of Delaware and those consents, approvals and authorizations obtained or filed on or prior to the Closing Date Operator is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority or other agency in connection with or as a condition to the execution, delivery or performance of the Mezzanine Loan Documents. The Mezzanine Loan Documents to which Operator is a party have been duly authorized, executed and delivered by Operator.

          (C)  Single-Purpose Entity.
               ---------------------

               (i) Operator has been, and will continue to be, a duly formed and existing Entity, and a Single-Purpose Entity.

               (ii) Operator at all times since its formation has complied, and will continue to comply, with the provisions of all of its organizational documents, and the laws of the state in which Operator was formed relating to the Entity.

               (iii) All customary formalities regarding the Entity existence of Operator have been observed at all times since its formation and will continue to be observed.

               (iv) Operator has been at all times since its formation and will continue to be adequately capitalized in light of the nature of its business.

     (d)  Additional Closing Date Operator Representations and Warranties.
          ---------------------------------------------------------------
Operator represents and warrants that, as of the Closing Date:

          (A)  Litigation.  There are no actions, suits or proceedings at law or
               ----------
     in equity by or before any Governmental Authority or other agency now pending and served or, to the knowledge of Operator, threatened against Operator or the Facility where a judgment adverse to Operator or the Facility would be reasonably likely to individually or in the aggregate result in a Material Adverse Effect.

          (B)  Agreements.  Operator is not a party to any agreement or
               ----------
     instrument or subject to any restriction which is likely to have a Material Adverse Effect. Operator is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which Operator or the Facility is bound which would be reasonably likely result in a Material Adverse Effect.

          (C)  No Bankruptcy Filing. Operator is not contemplating either the
               --------------------
     filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of Operator's assets or property, and Operator has no knowledge of any Person contemplating the filing of any such petition against it.

          (D)  Full and Accurate Disclosure. No statement of fact made by or on
               ----------------------------
     behalf of Operator in the Mezzanine Loan Documents or in any other document or certificate delivered to Mezzanine Lender by Operator contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading in any material respect. There is no fact presently known to Operator which has not been disclosed to Mezzanine Lender which would have a Material Adverse Effect, nor, as far as Operator can foresee, would have a Material Adverse Effect.

          (E)  Location of Chief Executive Offices. The location of Operator's
               -----------------------------------
     principal place of business and the location of Operator's chief executive office is 77 West Wacker Drive, Chicago, Illinois 60601.

          (F)  Compliance. Operator, the Facility and Operator's use thereof and
               ----------
     operations thereat comply in all material respects with all applicable Legal Requirements, including without limitation, building and zoning ordinances and codes. Operator is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which is reasonably likely to have a Material Adverse Effect.

          (G)  Other Debt and Obligations. Operator has no financial obligation
               --------------------------
     under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Operator is a party, or by which Operator or the Facility is bound, other than the First Mortgage Loan, unsecured trade payables incurred in the ordinary course of business relating to the ownership and operation of the Facility which do not exceed, at any time, a maximum amount of one percent (1%) of the Mezzanine Loan Amount and the Loan Amount (as defined in the First Mortgage Loan) and are paid within ninety (90) days of the date incurred, and other than obligations under the Mezzanine Leasehold Mortgage, the other Mezzanine Loan Documents, the Operator Lease and those Pledge Agreements (as defined in the Operator Lease) executed by Operator. Operator has not borrowed or received other debt financing that has not been heretofore repaid in full and Operator has no known material contingent liabilities.

          (H)  ERISA.  Each Plan and, to the knowledge of Operator, each
               -----
     Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, its terms and the applicable provisions of ERISA, the Code and any other federal or state law, and no event or condition has occurred as to which Operator would be under an obligation to furnish a report to Mezzanine Lender under
     Section 5.1(b)(T).
     ------- ---------

          (I)  Solvency.  Operator (i) has not entered into this Loan Agreement
               --------
     or any Mezzanine Loan Document with the actual intent to hinder, delay, or defraud any creditor, and (ii) has received reasonably equivalent value in exchange for its obligations under the Mezzanine Loan Documents. Giving effect to the transactions contemplated hereby, the fair saleable value of Operator's assets exceeds and will, immediately following the execution and delivery of this Agreement, exceed Operator's total liabilities, including, without limitation, subordinated, unliquidated, or disputed liabilities or Contingent Obligations. The fair saleable value of Operator's assets is and will, immediately following the execution and delivery of this Agreement, be greater than Operator's probable liabilities, including the maximum amount of its Contingent Obligations or its debts as such debts become absolute and matured. Operator's assets do not and, immediately following the execution and delivery of this Agreement, will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Operator does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, Contingent Obligations and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Operator).

          (J)  Not Foreign Person. Operator is not a "foreign person" within the
               ------------------
     meaning of (S) 1445(f)(3) of the Code.

          (K)  Intentionally Omitted.

          (L)  Investment Company Act; Public Utility Holding Company Act.
               ----------------------------------------------------------
     Operator is not (i) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

          (M)  No Defaults.  No Default or Event of Default exists under or with
               -----------
     respect to any Mezzanine Loan Document.

          (N)  Labor Matters.  Operator is not a party to any collective
               -------------
     bargaining agreements.

          (O)  Title to the Mortgaged Property.  Operator owns good,
               -------------------------------
     indefeasible, marketable and insurable leasehold title to the Facility, free and clear of all Liens, other than the Permitted Encumbrances applicable to the Facility. Except as set forth in the Operator Lease, there are no options to purchase or rights of first refusal affecting Operator's interest in the Facility or, to Operator's knowledge, there are no outstanding options to purchase or rights of first refusal affecting Borrower's interest in the Facility. The Permitted Encumbrances do not and will not materially and adversely affect (i) the ability of Operator to pay in full all sums due under the Mezzanine Guaranty, or any of its other obligations in a timely manner or (ii) the use of the Facility for the use currently being made thereof, the operation of the Facility as currently being operated or the value of the Facility.

          (P)  Intentionally deleted.

          (Q)  Financial Information.  All historical financial data concerning
               ---------------------
     Operator and, to the knowledge of Operator, the Facility that has been delivered by Operator to Mezzanine Lender is true, complete and correct in all material respects. Since the delivery of such data, except as otherwise disclosed in writing to Mezzanine Lender, there has been no material adverse change in the financial position of Operator or, to the knowledge of Operator, the Facility, or in the results of operations of Operator. Operator has not incurred any obligation or liability, contingent or otherwise, not reflected in such financial data which might materially adversely affect its business operations or the Facility.

          (R)  Condemnation.  No Taking has been commenced or, to Operator's
               ------------
     knowledge, is contemplated with respect to all or any portion of the Facility or for the relocation of roadways providing access to the Facility.

          (S)  Intentionally Omitted.

          (T)  Utilities and Public Access.  The Facility has adequate rights of
               ---------------------------
     access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities as are adequate for full utilization of the Facility for its current purpose. Except as otherwise disclosed by the Surveys, all public utilities necessary to the continued use and enjoyment of the Facility as presently used and enjoyed are located in the public right-of-way abutting the premises, and all such utilities are connected so as to serve the Facility either (i) without passing over other property or, (ii) if such utilities pass over other property, pursuant to valid easements. All roads necessary for the full utilization of the Facility for its current purpose have been completed and dedicated to public use and accepted by all Governmental Authorities or are the subject of access easements for the benefit of the Facility.

          (U)  Environmental Compliance.  Operator represents, warrants and
               ------------------------
     covenants, as to itself and the Facility:

                 (i) Except as shown on the Environmental Reports delivered to Mezzanine Lender prior to the Closing Date, Operator and the Facility are in compliance in all material respects with all applicable Environmental Laws in effect as of the date hereof, which compliance includes, but is not limited to, the possession by Borrower or the Operator, as applicable, of and compliance with all environmental, health and safety Permits, licenses and other governmental authorizations required in connection with the ownership and operation of the Facility under all Environmental Laws, except where the failure to comply with such laws is not reasonably likely to result in a Material Adverse Effect.

                 (ii) Except as shown on the Environmental Reports delivered to Mezzanine Lender prior to the Closing Date, there is no Environmental Claim pending or, to Operator's knowledge, threatened, and no penalties arising under Environmental Laws have been assessed against Operator or, to Operator's knowledge, the Borrower or the Facility or against any Person whose liability for any Environmental Claim Operator has or may have retained or assumed either contractually or by operation of law, and no investigation or review is pending or, to the knowledge of Operator, threatened by any Governmental Authority, citizens group, employee or other Person with respect to any alleged failure by Borrower, Operator, or the Facility to have any environmental, health or safety permit, license or other authorization required under, or to otherwise comply with, any Environmental Law in effect as of the date hereof or with respect to any alleged liability of Borrower or Operator for any Use or Release of any Hazardous Substances in violation of any Environmental Law in effect as of the Closing Date or the presence, Use, or Release of any Hazardous Substances at, on, in, under, or from any Facility in violation of any Environmental Law in effect as of the Closing Date.

               (iii) To the knowledge of Operator, except as may be disclosed on the

     Environmental Reports delivered to Mezzanine Lender prior to the Closing Date, there have been and are no past or present Releases or threats of Release of any Hazardous Substance that are likely to form the basis of any Environmental Claim against Borrower, Operator, the Facility or, to Operator's knowledge, against any Person whose liability for any Environmental Claim Operator has or may have retained or assumed either contractually or by operation of law.

                 (iv) To the knowledge of Operator and except as disclosed in the Environmental Reports, without limiting the generality of the foregoing, there is not present at, on, in or under the Facility, PCB-containing equipment, asbestos or asbestos containing materials, underground or aboveground storage tanks or surface impoundments for Hazardous Substances, lead in drinking water (except in concentrations that comply with all Environmental Laws), or lead-based paint (nor have there been any underground storage tanks present at, on, in, or under the Facility) in violation of any Environmental Laws in effect as of the Closing Date.

                 (v) No Liens are presently recorded with the appropriate land records under or pursuant to any Environmental Law with respect to the Facility and, to Operator's knowledge, no Governmental Authority has been taking or is in the process of taking any action that could subject the Facility to Liens under any Environmental Law.

                 (vi) There have been no environmental investigations, studies, audits, reviews or other analyses conducted by or on behalf of Borrower or Operator that are in the possession or control of Operator in relation to the Facility which have not been provided to Mezzanine Lender.

                 (vii) Except as disclosed in the Environmental Report, no conditions exist on the Facility which would require Borrower or Operator under any Environmental Laws in effect as of the Closing Date to place a notice on any deed to the Facility with respect to the presence, Use or Release of Hazardous Substances at, on, in, under or from the Facility and the Facility has no such notice in its deed.

          (V)  No Joint Assessment; Separate Lots.  Operator has not permitted
               ----------------------------------
     or initiated the joint assessment of the Facility (i) with any other real property constituting a separate tax lot, and (ii) with any portion of the Facility which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Facility as a single lien. The Facility is comprised of one or more parcels, each of which constitutes a separate tax lot and none of which constitutes a portion of any other tax lot.

          (W)  Assessments.  Except as disclosed in the Title Insurance Policy,
               -----------
     there are no pending or, to the knowledge of Operator, proposed special or other assessments for public improvements or otherwise affecting the Facility, nor, to the knowledge of Operator, are there any contemplated improvements to the Facility that may result in such special or other assessments.

          (X)  Mortgages and Other Liens.  The Mezzanine Leasehold Mortgage
               -------------------------
     creates a valid and enforceable second mortgage Lien on the Operator's leasehold title to the Facility as security for the repayment of the Indebtedness, subject only to the Permitted Encumbrances applicable to the Facility. Each Collateral Security Instrument executed by Operator establishes and creates a valid, subsisting and enforceable Lien on and a security interest in, or claim to, the rights and property described therein. All property covered by such Collateral Security Instrument which is subject to the UCC is subject to a UCC financing statement filed and/or recorded, as appropriate, (or irrevocably delivered to an agent for such recordation or filing) in all places necessary to perfect a valid Lien (second in priority to the First Mortgage Loan) with respect to the rights and property that are the subject of such Collateral Security Instrument to the extent governed by the UCC.

          (Y) Enforceability.  The Mezzanine Loan Documents executed by Operator
              --------------
     in connection with the Mezzanine Loan, including, without limitation, any Collateral Security Instrument executed by Operator, are the legal, valid and binding obligations of Operator, enforceable against Operator in accordance with their terms, subject to bankruptcy, insolvency and other limitations on creditors' rights generally and to equitable principles. Such Mezzanine Loan Documents are, as of the Closing Date, not subject to any right of rescission, set-off, counterclaim or defense by Operator, including the defense of usury, nor will the operation of any of the terms of the Mezzanine Note, the Mezzanine Mortgages, or such other Mezzanine Loan Documents, or the exercise of any right thereunder, render the Mezzanine Leasehold Mortgage unenforceable against Operator, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense by Operator, including the defense of usury, and Operator has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

          (Z)  No Liabilities.  Operator has no liabilities or obligations
               --------------
     including without limitation Contingent Obligations (and including, without limitation, liabilities or obligations in tort, in contract, at law, in equity, pursuant to a statute or regulation, or otherwise) other than those liabilities and obligations expressly permitted by this Agreement.

          (AA) No Prior Assignment.  As of the Closing Date, (i) Mezzanine
               -------------------
     Lender is the assignee of Operator's interest under the Leases (as defined in the Mezzanine Leasehold

     Mortgage), and (ii) except for the assignments in connection with the First Mortgage Loan, there are no prior assignments of such Leases or any portion of the Rent due and payable with respect to such Leases or to become due and payable which are presently outstanding.

          (BB) Certificate of Occupancy.  Operator has obtained (in its own name
               ------------------------
     and/or in the Borrower's name, as applicable and in any event, in the name of the Person(s) as required under all applicable Legal Requirements) all Permits necessary to use and operate the Facility for the use described in
     Section 3.1(S), and all such Permits are in full force and effect. The use
     ------- ------
     being made of the Facility is in conformity in all respects with the certificate of occupancy and/or Permits for the Facility and any other restrictions, covenants or conditions affecting the Facility. Each Facility contains all Equipment necessary to use and operate such Facility as described in Section 3.1(S) in a manner consistent with the standards
                     --------------
     applicable to properties of a similar nature in the geographic area in which the Facility is located and in any event not less than the standards applied by Affiliates of Operator for other comparable properties owned or leased by such Affiliates in such geographic area.

          (CC) Flood Zone.  Except as shown on the Survey, the Facility is not
               ----------
     located in a special flood hazard area as defined by the Federal Insurance Administration.

          (DD) Physical Condition.  Except as disclosed in the Engineering
               ------------------
     Reports, the Facility is free of material structural defects and all building systems contained therein are in good working order in all material respects subject to ordinary wear and tear.

          (EE) Intellectual Property.  All trademarks, trade names and service
               ---------------------
     marks that Operator owns or has pending, or under which it is licensed, are in good standing and uncontested. There is no trademark, trade name or service mark necessary to the business of Operator as presently conducted or as Operator contemplates conducting its business. Operator has not infringed, is not infringing, and has not received notice of infringement with respect to asserted trademarks, trade names and service marks of others. To Operator's knowledge, there is no infringement by others of trademarks, trade names and service marks of Operator.

          (FF) Security Deposits.  All security deposits with respect to the
               -----------------
     Facility on the Closing Date have been transferred to the Security Deposit Account on or prior to the Closing Date, and Operator is in compliance with all applicable Legal Requirements relating to such security deposits.

          (GG) Conduct of Business.  Operator does not conduct its business
               -------------------
     "also known
     as," "doing business as" or under any other name provided, however, that the Facility is operated under the name "Harbor Village."

          (HH) Title Insurance.  The Facility is covered by either an American
               ---------------
     Land Title Association (ALTA) mortgagee's title insurance policy, or a commitment to issue such a title insurance policy, insuring a valid second mortgage lien on the Facility, which is in full force and effect and is freely assignable to and will inure to the benefit of Mezzanine Lender and any successor or assignee of Mezzanine Lender subject only to the Permitted Encumbrances.

          (II) Tax Fair Market Value.  The Mezzanine Loan Amount does not exceed
               ---------------------
     the Tax Fair Market Value of the Facility.

          (JJ) Leases.  (a) Subject to Borrower's reversionary interest under
               ------
     the Operator Lease, Operator is the sole owner of the entire lessor's interest in the Leases (as defined in the Mezzanine Leasehold Mortgage);
     (b) such Leases are valid and enforceable; (c) the terms of all alterations, modifications and amendments to such Leases are reflected in the certified rent roll statement delivered to and approved by Mezzanine Lender; (d) none of the Rents reserved in such Leases have been assigned or otherwise pledged or hypothecated; (e) none of such Rents have been collected for more than one (1) month in advance (provided, however, Borrower may accept SELCO Basic Rent (as defined in the Operator Lease) and the Lessor Basic Rent (as defined in the Operator Lease) in advance for a period of three (3) months); (f) the premises demised under such Leases have been completed and the tenants under such Leases have accepted the same and have taken possession of the same on a rent-paying basis; (g) to the knowledge of Operator, there exist no offsets or defenses to the payment of any portion of such Rents; (h) no such Lease contains an option to purchase, right of first refusal to purchase, or any other similar provision; (i) except for Permitted Encumbrances, no Person has any possessory interest in, or right to occupy, the Facility except under and pursuant to a Lease (as defined in the Mezzanine Leasehold Mortgage); and
     (j) each such Lease is subordinate to the Mezzanine Loan Documents, pursuant to its terms.

          (AK) Use-Specific Representations.
               ----------------------------

               (i)  Compliance with Laws.  Borrower, Operator and the Facility
                    --------------------
     comply in all material respects with all applicable federal, state and local laws, regulations, quality and safety standards, accreditation and certification standards and requirements of the applicable state and local Department of Public Health (each a "DOH") and all other Governmental
                                          ---
     Authorities relating to the operation of a managed residential community with assisted living services.

               (ii)   Licenses.  All material governmental licenses, permits,
                      --------
     regulatory agreements or other approvals or agreements necessary or desirable for the use, establishment or operation of the Facility as intended are held by the Borrower and/or the Operator, as applicable, and in any event are held by the Person(s) required under all applicable Legal Requirements and are in full force and effect, including, without limitation, (a) a valid certificate of need for the provision of assisted living services ("CON") to the extent required by applicable Legal
                       ---
     Requirements; (b) a valid license to provide assisted living services to the extent required by applicable Legal Requirements to the extent required by applicable Legal Requirements; and (c) a valid registration of the Facility with DOH as a managed residential community with assisted living services to the extent required by applicable Legal Requirements (collectively, the "Licenses").
                         --------

               (iii)  Ownership of Licenses.  The Licenses, including without
                      ---------------------
     limitation, each, if any, CON:

                      (a) may not be, and have not been, transferred to any location other than the Facility;

                      (b) have not been pledged as collateral security for any other loan or indebtedness;

                      (c) are held free from restrictions or known conflicts which would materially impair the use or operation of the Facility as intended, and are not provisional, probationary or restricted in any way; and

                      (d) have at all applicable times been, and are, in full force and effect.

               (iv)   Intentionally deleted.

               (v)    Intentionally deleted.

               (vi)   Governmental Proceedings and Notices.  None of Operator or
                      ------------------------------------
     the Facility, or, to the knowledge of Operator, the Borrower is currently the subject of any proceeding by any Governmental Authority, and no notice of any violation has been received from a Governmental Authority that would, directly or indirectly, or with the passage of time:

                      (a) affect Operator's ability to accept and/or retain tenants or result in the imposition of a fine, a sanction, a lower rate certification or a lower reimbursement rate for services rendered to eligible tenants; or

                        (b) modify, limit or annul or result in the transfer, suspension, revocation or imposition of probationary use on any License.

               (vii)    Physical Plant Standards.  The Facility and the use
                        ------------------------
     thereof complies in all material respects with all local, state and federal building codes, fire codes, health care and other similar regulatory requirements (the "Physical Plant Standards") and no waivers of Physical
                        ------------------------
     Plant Standards exist at such Facility.

               (viii)   Past Violations.   The Facility is in material
                        ---------------
     compliance with all local, federal and state laws and regulations relating to independent living or congregate living facilities with assisted living services and no statement of charges or deficiencies has been made or penalty enforcement action has been undertaken against the Facility or against Operator, or any partner, member, officer, director or stockholder of Operator or, to the knowledge of Operator, against Borrower or any beneficial owner of Borrower, by any Governmental Authority.

               (ix)     Intentionally deleted.

               (x)      Pledges of Receivables. Except for the pledge in
                        ----------------------
     connection with the First Mortgage Loan, Operator has not pledged its receivables as collateral security for any other loan or indebtedness.

               (xi)     Intentionally deleted.

               (xii)    Resident Records.  To the best of Operator's knowledge,
                        ----------------
     all resident records at the Facility are true, complete and correct in all material respects. From and after the date hereof, all resident records at the Facility shall be maintained in accordance with all applicable Legal Requirements, including, without limitation, with respect to retention and confidentiality.

          Section 4.2.  Survival of Representations and Warranties.  Each of the
                        ------------------------------------------
Operator and the Borrower agrees that (i) all of the representations and warranties of Borrower and Operator set forth in this Agreement and in the other Mezzanine Loan Documents delivered on the Closing Date are made as of the Closing Date (except as expressly otherwise provided) and (ii) all representations and warranties made by Borrower and Operator shall survive the delivery of the Mezzanine Note and continue for so long as any amount remains owing to Mezzanine Lender under this Agreement, the Mezzanine Note or any of the other Mezzanine Loan

Documents; provided, however, that the representations, warranties and covenants
           --------  -------
of the Operator set forth in Section 4.1(d)(U) and Sections 5.1(b)(D) through
                             -----------------     ------------------
5.1(b)(I), inclusive shall survive in perpetuity and shall not be subject to the
---------
exculpation provisions of Section 8.14. All representations, warranties,
                          -------------
covenants and agreements made in this Agreement or in the other Mezzanine Loan Documents shall be deemed to have been relied upon by Mezzanine Lender notwithstanding any investigation heretofore or hereafter made by Mezzanine Lender or on its behalf.

                                   ARTICLE V

                             AFFIRMATIVE COVENANTS
                             ---------------------

          Section 5.1.  Borrower and Operator Covenants.  (a) Borrower covenants
                        -------------------------------
and agrees that, from the date hereof and until payment in full of the
Indebtedness:

          i.   Existence; Compliance with Legal Requirements; Insurance.
               --------------------------------------------------------
     Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its Entity existence, rights, licenses, Permits and franchises necessary for the conduct of its business and comply in all material respects with all applicable Legal Requirements applicable to it. Borrower shall notify Mezzanine Lender promptly of any written notice or order that Borrower receives from any Governmental Authority relating to Borrower's or the Facility's failure to comply with such applicable Legal Requirements and promptly take any and all actions necessary to bring itself into compliance in all material respects with applicable Legal Requirements (and shall comply in all materials respects with the requirements of such Legal Requirements that at any time are applicable to its ownership of the Facility) provided, that Borrower at its expense may, after prior notice to the Mezzanine Lender, contest by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence, the validity or application, in whole or in part, of any such applicable Legal Requirements as long as (i) neither the applicable Collateral nor any part thereof or any interest therein, will be sold, forfeited or lost if Borrower pays the amount or satisfies the condition being contested, and Borrower would have the opportunity to do so, in the event of Borrower's failure to prevail in the contest, (ii) Mezzanine Lender would not, by virtue of such permitted contest, be exposed to any risk of any civil liability for which Borrower has not furnished additional security as provided in clause (iii) below, or to any risk of
                                        ------------
     criminal liability, and neither the applicable Collateral nor any interest therein would be subject to the imposition of any Lien as a result of the failure to comply with such Legal Requirement or of such proceeding and
     (iii) Borrower shall have furnished to the Mezzanine Lender additional security in respect of the claim being contested or the loss or damage that may result from Borrower's failure to prevail in such contest in such amount as may be reasonably requested by Mezzanine Lender but in no event less than one hundred and twenty five percent (125%) of the amount of such claim. Borrower shall at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property necessary for the continued ownership of the Facility.

          (B)  Impositions and Other Claims. Borrower shall pay and discharge or
               ----------------------------
     cause to be paid and discharged all Impositions, as well as all lawful claims for labor, materials and supplies or otherwise, which could become a Lien, all as more fully provided in, and subject to any rights to contest contained in, the Mezzanine Mortgages.

          (C)  Litigation.  Borrower shall give prompt written notice to
               ----------
     Mezzanine Lender of any litigation or governmental proceedings pending or threatened against Borrower which is reasonably likely to have a Material Adverse Effect.

          (D)  Environmental Remediation.  Unless otherwise required by law,
               -------------------------
     Environmental Laws or any Governmental Authority and except as contemplated in Exhibit C-2 to the First Mortgage Loan Agreement, Borrower shall not
        -----------
     undertake any Remedial Work, nor enter into any settlement agreement, consent decree or other compromise relating to any Hazardous Substances or Environmental Laws which is reasonably likely to have a Material Adverse Effect. Notwithstanding the foregoing, if the presence or threatened presence or Release of Hazardous Substances at, on, in, under, from or about the Facility poses an immediate threat to the health, safety or welfare of any Person or the environment, or is of such a nature that an immediate response is necessary, Borrower may complete all necessary Remedial Work. In such events, Borrower shall notify Mezzanine Lender as soon as practicable and, in any event, within three Business Days, of any action taken.

          (E)  Environmental Matters; Inspection.
               ---------------------------------

               (i) Borrower shall not cause or authorize a Hazardous Substance to be present at, on, in, under or to emanate from the Facility, or migrate from adjoining property controlled by Borrower onto or into the Facility in violation of any Environmental Law, except under conditions permitted by applicable Environmental Laws and, in the event that such Hazardous Substances are present at, on, in, under or emanate from the Facility, or migrate onto or into the Facility, Borrower shall cause the performance of Remedial Work, removal or remediation of such Hazardous Substances, in accordance with this Agreement and Environmental Laws.

               (ii) Mezzanine Lender shall have the right at all reasonable times after ten (10) calendar days' prior written notice to Borrower and subject to the rights of tenants therein to enter upon and inspect all or any portion of the Facility. If Mezzanine Lender has reason to believe that Remedial Work may be required, Mezzanine Lender may select or may require Operator to select a consulting environmental Engineer reasonably satisfactory to Mezzanine Lender to conduct and prepare environmental reports assessing the environmental condition of the Facility. Mezzanine Lender shall be given a reasonable opportunity to review any reports, data and other documents or materials reviewed or prepared by the environmental Engineer. The inspection rights granted to Mezzanine Lender in this Section 5.1(a)(E)
                                                           -----------------
     shall be in addition to, and not in limitation of, any other inspection rights granted to Mezzanine Lender in the Mezzanine Loan Documents, and shall expressly include the right (if Mezzanine Lender has reason to suspect that Remedial Work may be required) to conduct or require Operator to conduct soil borings, establish ground water monitoring wells and conduct other customary environmental tests, assessments and audits.

          (F)  Environmental Notices.  Borrower shall promptly provide notice to
               ---------------------
     Mezzanine Lender of:

               (i) Environmental Claim asserted or threatened (in writing) by any Governmental Authority or other Person with respect to any Hazardous Substance at, on, in, under or emanating from the Facility, to which Borrower has knowledge which could reasonably be expected to impair the value of Mezzanine Lender's security interests hereunder or have a Material Adverse Effect;

               (ii) any Environmental Claim or proceeding, investigation or inquiry commenced or threatened in writing by any Person or Governmental Authority, against Borrower, with respect to the presence, suspected presence, Release or threatened Release of Hazardous Substances from or onto, in or under any property not owned by Borrower, including, without limitation, proceedings under the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, 42 U.S.C. (S) 9601, et seq.,
                                                                      -- ----
     which could reasonably be expected to impair the value of Mezzanine Lender's security interests hereunder or have a Material Adverse Effect;

               (iii) all Environmental Claims asserted or threatened against Borrower, against any other party occupying the Facility or any portion thereof or against the Facility which become known to Borrower, which could reasonably be expected to impair the value of Mezzanine Lender's security interests hereunder or have a Material Adverse Effect;

               (iv) the discovery by Borrower of any occurrence or condition on the Facility or on any real property adjoining or in the vicinity of the Facility which could reasonably be expected to lead to an Environmental Claim against Borrower or Mezzanine Lender which such Environmental Claim is reasonably likely to have a Material Adverse Effect; and

               (v) the commencement or completion of any Remedial Work by Borrower.

          (G)  Copies of Notices.  Borrower shall immediately transmit to
               -----------------
     Mezzanine Lender copies of any citations, orders, notices or other written communications received from any Person or any Governmental Authority and any notices, reports or other written communications submitted to any Governmental Authority with respect to the matters described in Section
                                                                     -------
     5.1(a)(F).
     ---------

          (H)  Environmental Claims.  Mezzanine Lender may join and participate
               --------------------
     in, as a party if Mezzanine Lender so determines, any legal or administrative proceeding or action concerning the Facility or any portion thereof under any Environmental Law, if, in Mezzanine Lender's reasonable judgment, the interests of Mezzanine Lender will not be adequately protected by Borrower or Operator.

          (I)  Environmental Waiver.  Borrower waives and releases Mezzanine
               --------------------
     Lender from any rights or defenses Borrower may have against Mezzanine Lender under common law or Environmental Laws for liability arising from or resulting from the presence, Use or Release of Hazardous Substances except to the extent directly caused by the gross negligence, fraud or willful misconduct of Mezzanine Lender.

          (J)  Access to Facility.  Subject to the terms of Section 8.2 of the
               ------------------
     Operator Lease, Borrower shall permit agents, representatives and employees of Mezzanine Lender to inspect the Facility or any part thereof at such reasonable times as may be requested by Mezzanine Lender upon advance notice.

          (K)  Notice of Default.  Borrower shall promptly advise Mezzanine
               -----------------
     Lender of any material adverse change in Borrower's condition, financial or otherwise, or of the occurrence of any Default of which the Borrower has knowledge or Event of Default of which Borrower has knowledge.

          (L)  Cooperate in Legal Proceedings.  Except with respect to any claim
               ------------------------------
     by Borrower against Mezzanine Lender, Borrower shall cooperate with Mezzanine Lender with respect to any proceedings before any Governmental Authority which may in any way affect the rights of Mezzanine Lender hereunder or any rights obtained by Mezzanine Lender under any of the Mezzanine Loan Documents and, in connection therewith, not prohibit Mezzanine Lender, at its election, from participating in any such proceedings.

          (M)  Perform Mezzanine Loan Documents. Borrower shall observe, perform
               --------------------------------
     and satisfy all the terms, provisions, covenants and conditions required to be observed, performed or satisfied by it, and shall pay when due all costs, fees and expenses required to be paid by it, under the Mezzanine Loan Documents executed and delivered by Borrower.

          (N)  Insurance Benefits.  Borrower shall cooperate with Mezzanine
               ------------------
     Lender in obtaining for Mezzanine Lender the benefits of any Insurance Proceeds lawfully or equitably payable to Mezzanine Lender in connection with the Facility, and Mezzanine Lender shall be reimbursed for any reasonable expenses incurred in connection therewith (including reasonable attorneys' fees and disbursements) and the payment by Borrower of the expense of an Appraisal on behalf of Mezzanine Lender in case of a fire or other casualty affecting the Facility or any part thereof out of such Insurance Proceeds, all as more specifically provided in the Mezzanine Mortgage.

          (O)  Further Assurances.  Borrower shall, at Borrower's sole cost and
               ------------------
     expense:

               (i) execute and deliver to Mezzanine Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary, to evidence, preserve and/or protect the Collateral at any time securing or intended to secure the Mezzanine Note, as Mezzanine Lender may require in Mezzanine Lender's reasonable discretion; and

               (ii) do and execute all and such further lawful acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Mezzanine Loan Documents, as Mezzanine Lender shall require from time to time in its reasonable discretion.

          (P)  Intentionally deleted.

          (Q)  Financial Reporting. Borrower shall furnish Mezzanine Lender with
               -------------------
any of the financial statements, reports and information provided to the First Mortgage Lender pursuant to Section 5.1(a)(Q) of the First Mortgage Loan Agreement at the same time that it provides such financial statements, reports and information to the First Mortgage Lender and Mezzanine Lender shall have the same rights with respect to such financial statements, reports and information as the First Mortgage Lender has under the First Mortgage Loan Agreement. Borrower shall furnish to Mezzanine Lender such other financial information with respect to Borrower as Mezzanine Lender may reasonably request.

          (R)  Intentionally deleted.

          (S)  Intentionally Omitted.

          (T)  Certain Matters Relating to ERISA. Borrower hereby represents,
               ---------------------------------
     warrants and covenants that, at all times on and before the date upon which Mezzanine Lender makes the Mezzanine Loan and at all times after the date upon which Mezzanine Lender makes the Mezzanine Loan, neither Borrower nor any ERISA Affiliate of Borrower (i) maintains, contributes to or is obligated to contribute to, or has maintained, contributed to or been obligated to contribute to, or will maintain, contribute to or be obligated to contribute to any Plan (including, without limitation, any benefit plan or other plan subject to minimum funding requirements of ERISA Section 302 or Code Section 412) or Multiemployer Plan and (ii) has been, is or will become subject to any liability or obligation under or in connection with ERISA. Any violation of this Section 5.1(a)(T) by Borrower shall constitute
                                  -----------------
     an Event of Default.

          (U)  Single Purpose Entity.  Borrower shall at all times be a Single
               ---------------------
     Purpose Entity.

          (V)  Trade Indebtedness.  Borrower will pay, its trade payables within
               ------------------
     ninety (90) days of the date incurred, unless Borrower is in good faith contesting Borrower's obligation to pay such trade payables in a manner reasonably satisfactory to Mezzanine Lender (which may include Mezzanine Lender's requirement that Borrower, as the case may be, post security with respect to the contested trade payable).

          (W)  SELCO Debt.  Borrower (i) shall pay all amounts due with respect
               ----------
     to the SELCO Debt when due, subject to applicable grace periods, (ii) shall not permit a default with respect to the SELCO Debt to exist which default is not cured within applicable grace periods and (iii) without Mezzanine Lender's prior written consent, which shall not be unreasonably withheld shall not amend, modify or supplement the loan documents evidencing the SELCO Debt.

     (b) Operator covenants and agrees that, from the date hereof and until payment in full of the Indebtedness:

          (A)  Existence; Compliance with Legal Requirements; Insurance.
               --------------------------------------------------------
     Operator shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its Entity existence, rights, Licenses, Permits and franchises necessary for the conduct of its business and comply in all material respects with all applicable Legal Requirements and Insurance Requirements applicable to it and the Facility. Operator shall notify Mezzanine Lender promptly of any written notice or order that Operator receives from any Governmental Authority relating to Operator's failure to comply with such applicable Legal Requirements relating to the Facility and promptly take any and all actions necessary to bring itself and its operations at the Facility into compliance in all material respects with such applicable Legal Requirements (and shall comply in all material respects with the requirements of such Legal Requirements that at any time are applicable to its operations at the Facility) provided, that Operator at its expense may, after prior notice to the Mezzanine Lender, contest by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence, the validity or application, in whole or in part, of any such applicable Legal Requirements as long as (i) neither the applicable Collateral nor any part thereof or any interest therein, will be sold, forfeited or lost if Operator pays the amount or satisfies the condition being contested, and Operator would have the opportunity to do so, in the event of Operator's failure to prevail in the contest, (ii) Mezzanine Lender would not, by virtue of such permitted contest, be exposed to any risk of any civil liability for which Operator has not furnished additional security as provided in clause (iii) below, or to any risk of
                                        ------------
     criminal liability, and neither the applicable Collateral nor any interest therein would be subject to the imposition of any Lien as a result of the failure to comply with such Legal Requirement or of such proceeding and
     (iii) Operator shall have furnished to the Mezzanine Lender additional security in respect of the claim being contested or the loss or damage that may result from Operator's failure to prevail in such contest in such amount as may be reasonably requested by Mezzanine Lender but in no event less than one hundred and twenty five percent (125%) of the amount of such claim. Operator shall at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property necessary for the continued conduct of its business and keep the Facility in good repair, working order and condition, except for reasonable wear and use, and from time to time make, or cause to be made, all necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully provided in the Mezzanine Mortgages. Operator shall keep the Facility insured at all times, by financially sound and reputable insurers, to such extent and against such risks, and maintain liability and such other insurance, as is more fully provided herein and in the

     Mezzanine Mortgages.

          (B)  Impositions and Other Claims. Operator shall pay and discharge or
               ----------------------------
     cause to be paid and discharged all Impositions, as well as all lawful claims for labor, materials and supplies or otherwise, which could become a Lien, all as more fully provided in, and subject to any rights to contest contained in, the Mezzanine Mortgages.

          (C)  Litigation.  Operator shall give prompt written notice to
               ----------
     Mezzanine Lender of any litigation or governmental proceedings pending or threatened against Operator which is reasonably likely to have a Material Adverse Effect.

          (D)  Environmental Remediation.
               -------------------------

               (i) If any investigation, site monitoring, cleanup, removal, abatement, restoration remedial work or other response action of any kind or nature is required pursuant to an order or directive of any Governmental Authority or under any applicable Environmental Law (collectively, the "Remedial Work"), because of or in connection with the (x) past, present or
      --------------
     future presence, suspected presence, Release or threatened Release of a Hazardous Substance at, on, in, under or from the Facility or any portion thereof or (y) violation of or compliance with applicable Environmental Laws, Operator shall promptly commence and diligently prosecute to completion all such Remedial Work. Subject to the provisions of Exhibit C-
                                                                      ---------
     2 of the First Mortgage Loan Agreement, in all events, such Remedial Work
     -
     shall be commenced within the time period ordered or directed by such Governmental Authority or such shorter period as may be required under any applicable Environmental Law; provided, however, that Operator shall not be
                                   --------  -------  ----
     required to commence such Remedial Work within the above specified time periods: (x) if prevented from doing so by any Governmental Authority, (y) if commencing such Remedial Work within such time periods would result in Operator or such Remedial Work violating any Environmental Law or (z) if Operator, at its expense and after prior notice to Mezzanine Lender, is contesting by appropriate legal, administrative or other proceedings, conducted in good faith and with due diligence, the need to perform Remedial Work, as long as (1) Operator is permitted by the applicable Environmental Laws to delay performance of the Remedial Work pending such proceedings, (2) neither the Facility nor any part thereof or interest therein will be sold, forfeited or lost if Operator performs the Remedial Work being contested, and Operator would have the opportunity to do so, in the event of Operator's failure to prevail in the contest, (3) Mezzanine Lender would not, by virtue of such permitted contest, be exposed to any risk of any civil liability for which Operator has not furnished additional security as provided in clause (4) below, or to any risk of criminal
                             ----------
     liability, and neither the Facility nor any interest therein would be subject to the imposition of any Lien for which Operator has not furnished additional security as provided in clause (4) below, as a result of the
                                        ----------
     failure to perform such Remedial Work and (4) Operator shall have furnished to Mezzanine Lender additional security in respect of the Remedial Work being contested and the loss or damage that may result from Operator's failure to prevail in such contest in such amount as may be reasonably requested by Mezzanine Lender but in no event less than 125% of the cost of such Remedial Work and any loss or damage that may result from Operator's failure to prevail in such contest.

               (ii) All Remedial Work under clause (i) above shall be performed
                                            ----------
     by contractors, and under the supervision of a consulting environmental Engineer, each approved in advance by Mezzanine Lender which approval will not be unreasonably withheld or delayed. All costs and expenses incurred in connection with such Remedial Work shall be paid by Operator; provided, however, Operator shall be entitled to disbursement of funds from the Capital Reserve Sub-Account to pay for the Remedial Work described on Exhibit C-2 of the First Mortgage Loan Agreement and provided, further,
     -----------
     that the terms of Section 2.12(f)(iii) have been satisfied to Mezzanine
                       ------- ------------
     Lender's discretion. If Operator does not timely commence and diligently prosecute to completion the Remedial Work, Mezzanine Lender may (but shall not be obligated to), upon sixty (60) days prior written notice to Operator of its intention to do so, cause such Remedial Work to be performed. Operator shall pay or reimburse Mezzanine Lender within ten (10) calendar days following written demand for all Advances (as defined in the Mezzanine Mortgages) and expenses (including reasonable attorneys' fees and disbursements) relating to or incurred by Mezzanine Lender in connection with monitoring, reviewing or performing any Remedial Work in accordance herewith.

               (iii) Unless otherwise required by law, Environmental Laws or any Governmental Authority, Operator shall not commence any Remedial Work under clause (i) above, nor enter into any settlement agreement, consent
           ----------
     decree or other compromise relating to any Hazardous Substances or Environmental Laws which is reasonably likely to have a Material Adverse Effect. Notwithstanding the foregoing, if the presence or threatened presence or Release of Hazardous Substances at, on, in, under, from or about the Facility poses an immediate threat to the health, safety or welfare of any Person or the environment, or is of such a nature that an immediate response is necessary, Operator may complete all necessary Remedial Work. In such events, Operator shall notify Mezzanine Lender as soon as practicable and, in any event, within three (3) Business Days, of any action taken.

          (E)  Environmental Matters; Inspection.
               ---------------------------------

               (i) Operator shall not cause, allow or authorize a Hazardous Substance to be present at, on, in, under or to emanate from the Facility, or migrate from adjoining property controlled by Operator onto or into the Facility in violation of any Environmental Law, except under conditions permitted by applicable Environmental Laws and, in the event that such Hazardous Substances are present at, on, in, under or emanate from the Facility, or migrate onto or into the Facility, Operator shall cause the performance of Remedial Work, removal or remediation of such Hazardous Substances, in accordance with this Agreement and Environmental Laws. Operator shall use reasonable efforts to prevent, and to seek the remediation of, any migration of Hazardous Substances onto or into the Facility from any adjoining property in violation of any Environmental Law.

               (ii) Mezzanine Lender shall have the right at all reasonable times after ten (10) calendar days' prior written notice to Operator and subject to the rights of tenants therein to enter upon and inspect all or any portion of the Facility. If Mezzanine Lender has reason to believe that Remedial Work may be required, Mezzanine Lender may select or may require Operator to select a consulting environmental Engineer reasonably satisfactory to Mezzanine Lender to conduct and prepare environmental reports assessing the environmental condition of the Facility. Mezzanine Lender shall be given a reasonable opportunity to review any reports, data and other documents or materials reviewed or prepared by the environmental Engineer. The inspection rights granted to Mezzanine Lender in this
     Section 5.1(b)(E) shall be in addition to, and not in limitation of, any
     ------- ---------
     other inspection rights granted to Mezzanine Lender in the Mezzanine Loan Documents, and shall expressly include the right (if Mezzanine Lender has reason to suspect that Remedial Work may be required) to conduct or require Operator to conduct soil borings, establish ground water monitoring wells and conduct other customary environmental tests, assessments and audits.

               (iii) Operator agrees to bear and shall pay or reimburse Mezzanine Lender within ten (10) calendar days following written demand for all sums advanced and expenses incurred (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of Mezzanine Lender) relating to, or incurred by Mezzanine Lender in connection with, the inspections and reports described in this
     Section 5.1(b)(E) in the following situations:
     ------- ---------

               (x) If Mezzanine Lender has reasonable grounds to believe, at the time any such inspection is ordered, that there exists an occurrence or condition that could lead to an Environmental Claim;

               (y) If any such inspection reveals an occurrence or condition that could lead to an Environmental Claim;

               (z) If an Event of Default with respect to the Facility exists at the time any such inspection is ordered, and such Event of Default relates to any representation, covenant or other obligation pertaining to Hazardous Substances, Environmental Laws or any other environmental matter.

          (F)  Environmental Notices.  Operator shall promptly provide notice to
               ---------------------
     Mezzanine Lender of:

               (i) any Environmental Claim asserted or threatened (in writing) by any Governmental Authority or other Person with respect to any Hazardous Substance at, on, in, under or emanating from the Facility, which could reasonably be expected to impair the value of Mezzanine Lender's security interests hereunder or have a Material Adverse Effect;

               (ii) any Environmental Claim or proceeding, investigation or inquiry commenced or threatened in writing by any Person or Governmental Authority, against Operator, with respect to the presence, suspected presence, Release or threatened Release of Hazardous Substances from or onto, in or under any property not owned by Operator, including, without limitation, proceedings under the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, 42 U.S.C. (S) 9601, et seq.,
                                                                      -- ----
     which could reasonably be expected to impair the value of Mezzanine Lender's security interests hereunder or have a Material Adverse Effect;

               (iii) all Environmental Claims asserted or threatened against Operator, against any other party occupying the Facility or any portion thereof or against the Facility which become known to Operator, which could reasonably be expected to impair the value of Mezzanine Lender's security interests hereunder or have a Material Adverse Effect;

               (iv) the discovery by Operator of any occurrence or condition on the Facility or on any real property adjoining or in the vicinity of the Facility which could reasonably be expected to lead to an Environmental Claim against Operator or Mezzanine Lender which such Environmental Claim is reasonably likely to have a Material Adverse Effect; and

               (v)    the commencement or completion of any Remedial Work.

          (G)  Copies of Notices. Operator shall immediately transmit to
               -----------------
     Mezzanine Lender copies of any citations, orders, notices or other written communications received from any Person or any Governmental Authority and any notices, reports or other written communications submitted to any Governmental Authority with respect to the matters described in Section
                                                                     -------
     5.1(b)(F).
     ---------

          (H)  Environmental Claims. Mezzanine Lender may join and participate
               --------------------
     in, as a party if Mezzanine Lender so determines, any legal or administrative proceeding or action concerning the Facility or any portion thereof under any Environmental Law, if, in Mezzanine Lender's reasonable judgment, the interests of Mezzanine Lender will not be adequately protected by Operator. Operator agrees to bear and shall pay or reimburse Mezzanine Lender within ten (10) calendar days following written demand for all reasonable sums advanced and reasonable expenses (including reasonable attorneys' fees and disbursements), incurred by Mezzanine Lender in connection with any such action or proceeding.

          (I)  Indemnification.  Operator agrees to indemnify, reimburse, defend
               ---------------
     (with counsel reasonably satisfactory to Mezzanine Lender) and hold harmless Mezzanine Lender for, from, and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties, consequential damages, attorneys' fees, disbursements and expenses, and consultants' fees, disbursements and expenses, including costs of Remedial Work (collectively, "Losses") asserted against, resulting to, imposed on,
                          ------
     or incurred by Mezzanine Lender, directly or indirectly, in connection with any of the following:

               (i) events, circumstances, or conditions which are alleged to, or do, form the basis for an Environmental Claim;

               (ii) the presence, Use or Release of Hazardous Substances at, on, in, under or from the Facility, which presence, Use or Release requires or would reasonably likely require Remedial Work;

               (iii) any Environmental Claim against Operator Mezzanine Lender, or any Person whose liability for such Environmental Claim Operator has or may have assumed or retained either contractually or by operation of law; or

               (iv) the breach of any representation, warranty or covenant set forth in Section 4.1(b)(U), 4.1(d)(U) and Sections 5.1(a)(D) through
              ------- ---------   ---------     -------- ---------
     5.1(a)(I) and 5.1(b)(D) through 5.1(b)(I), inclusive.
     ---------     ---------         ---------

          The indemnity provided in this Loan Agreement shall not be included in any exculpation of Operator from personal liability provided in this Loan Agreement or in any of the other Mezzanine Loan Documents. Nothing in this
     Section 5.1(b)(I) shall be deemed to deprive Mezzanine Lender of any rights
     ------- ---------
     or remedies provided to it elsewhere in this Agreement or the other Mezzanine Loan Documents or otherwise available to it under law. Operator waives and releases Mezzanine Lender from any rights or defenses Operator may have under common law or Environmental Laws for liability arising from or resulting from the presence, Use or Release of Hazardous Substances except to the extent directly caused by the gross negligence, fraud or willful misconduct of Mezzanine Lender. Notwithstanding the foregoing, Operator shall not indemnify Mezzanine Lender with respect to any Losses incurred in connection with, or as a direct result of, any or all of the matters described above in clauses (i) through (iv) to the extent that
                                ------- ---         ----
     Operator can
     establish directly and solely that such Losses result from Hazardous Substances being placed on, above or under the Facility (a) by the affirmative act or gross negligence of Mezzanine Lender or any employees, agents or bailees of Mezzanine Lender; or (b) subsequent to (i) Mezzanine Lender taking title to the Facility; or (ii) a foreclosure by Mezzanine Lender; or (iii) acceptance by Mezzanine Lender or its designees of a deed-in-lieu of foreclosure with respect to the Facility.

          (J)  Access to Facility. Operator shall permit agents, representatives
               ------------------
     and employees of Mezzanine Lender to inspect the Facility or any part thereof at such reasonable times as may be requested by Mezzanine Lender upon two (2) Business Days prior written notice and subject to the rights of tenants under Leases (as defined in the Mezzanine Leasehold Mortgage); provided, such written notice shall not be required upon the occurrence and continuation of a Default or Event of Default.

          (K)  Notice of Default. Operator shall promptly advise Mezzanine
               -----------------
     Lender of any material adverse change in Operator's condition, financial or otherwise, or of the occurrence of any Default of which Operator has knowledge or Event of Default of which Operator has knowledge.

          (L)  Cooperate in Legal Proceedings. Except with respect to any claim
               ------------------------------
     by Operator against Mezzanine Lender, Operator shall cooperate with Mezzanine Lender with respect to any proceedings before any Governmental Authority which may in any way affect the rights of Mezzanine Lender hereunder or any rights obtained by Mezzanine Lender under any of the Mezzanine Loan Documents and, in connection therewith, not prohibit Mezzanine Lender, at its election, from participating in any such proceedings.

          (M)  Perform Mezzanine Loan Documents. Operator shall observe, perform
               --------------------------------
     and satisfy all the terms, provisions, covenants and conditions required to be observed, performed or satisfied by it, and shall pay when due all costs, fees and expenses required to be paid by it, under the Mezzanine Loan Documents executed and delivered by Operator.

          (N)  Insurance Benefits; Condemnation Claims. Borrower and Operator
               ---------------------------------------
     shall cooperate with Mezzanine Lender in settling any insurance or condemnation claim and/or obtaining for Mezzanine Lender the benefits of any Insurance Proceeds lawfully or equitably payable to Mezzanine Lender in connection with the Facility, and Mezzanine Lender shall be reimbursed for any reasonable expenses incurred in connection therewith (including reasonable attorneys' fees and disbursements) and the payment by Operator of the expense of an Appraisal on behalf of Mezzanine Lender in case of a fire or other casualty affecting the Facility or any part thereof out of such Insurance Proceeds, all as more specifically provided in the Mezzanine Leasehold Mortgage.

          (O)  Further Assurances.  Operator shall, at Operator's sole cost and
               ------------------
     expense:

               (i) upon Mezzanine Lender's reasonable request therefor given from time to time after the occurrence and during the continuance of any Event of Default pay for (a) reports of UCC, federal tax lien, state tax lien, judgment and pending litigation searches with respect to Operator and
     (b) searches of title to the Facility, each such search to be conducted by search firms reasonably designated by Mezzanine Lender in each of the locations reasonably designated by Mezzanine Lender.

               (ii) furnish to Mezzanine Lender, upon Mezzanine Lender's reasonable request therefor, all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, Appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished pursuant to the terms of the Mezzanine Loan Documents;

               (iii) execute and deliver to Mezzanine Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary, to evidence, preserve and/or protect the Collateral at any time securing or intended to secure the Mezzanine Note, as Mezzanine Lender may require in Mezzanine Lender's reasonable discretion; and

               (iv) do and execute all and such further lawful acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Mezzanine Loan Documents, as Mezzanine Lender shall require from time to time in its reasonable discretion.

          (P)  Management of Mortgaged Property. Without the prior written
               --------------------------------
     consent of the Mezzanine Lender, the Borrower will not execute a Management Agreement or retain a manager to manage the Facility. To the extent required by the First Mortgage Lender pursuant to Section 5.1(b)(P) of the First Mortgage Loan Agreement, Operator will enter into a Management Agreement with a manager identified by First Mortgage Lender which manager shall be deemed acceptable to the Mezzanine Lender in its reasonable discretion.

          (Q)  Financial Reporting. Operator shall furnish Mezzanine Lender with
               -------------------
any of the financial statements, reports and information provided to the First Mortgage Lender pursuant to Section 5.1(b)(Q) of the First Mortgage Loan Agreement at the same time that it provides such financial statements, reports and information to the First Mortgage Lender and Mezzanine Lender shall have the same rights with respect to such financial statements, reports and information as the First Mortgage Lender has under the First Mortgage Loan Agreement. Operator shall furnish to Mezzanine Lender such other financial information with respect to Operator as Mezzanine Lender may reasonably request.

          (R)  Conduct of Business.  Operator shall cause the operation of the
               -------------------
     Facility to be conducted at all times in a manner consistent with at least the level of operation of the Facility as of the Closing Date, including, without limitation, the following:

               (i) to maintain or cause to be maintained the standard of operations at the Facility at all times at a level necessary to insure a level of quality for the Facility consistent with similar facilities in the same competitive market;

               (ii) to operate or cause to be operated the Facility in a prudent manner in compliance in all material respects with applicable Legal Requirements and Insurance Requirements relating thereto and cause all Licenses, Permits, and any other agreements necessary for the continued use and operation of the Facility to remain in effect; and

               (iii) to maintain or cause to be maintained sufficient Inventory and Equipment of types and quantities at the Facility to enable the Operator to operate the Facility.

          (S)  Intentionally Omitted.

          (T)  ERISA.  Operator shall deliver to Mezzanine Lender as soon as
               -----
     possible, and in any event within ten days after Operator knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of Operator setting forth details respecting such event or condition and the action, if any, that Operator or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by Operator or an ERISA Affiliate with respect to such event or condition):

               (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within

     30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

               (ii) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by Operator or an ERISA Affiliate to terminate any Plan;

               (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by Operator or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

               (iv) the complete or partial withdrawal from a Multiemployer Plan by Operator or any ERISA Affiliate that results in liability under
     Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by Operator or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

               (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against Operator or any ERISA Affiliate to enforce
     Section 515 of ERISA, which proceeding is not dismissed within 30 days;

               (vi)   the adoption of an amendment to any Plan that, pursuant to
     Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if Operator or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections; and

               (vii) the imposition of a lien or a security interest in connection with a Plan.

          (U)  Single Purpose Entity.  Operator shall at all times be a Single
               ---------------------
     Purpose Entity.

          (V)  Trade Indebtedness.  Operator will pay its trade payables within
               ------------------
     ninety (90) days of the date incurred, unless Operator is in good faith contesting Operator's obligation to pay such trade payables in a manner reasonably satisfactory to Mezzanine Lender (which may include Mezzanine Lender's requirement that Operator, as the case may be, post security with respect to the contested trade payable).

          (W)  Intentionally Deleted.
               ---------------------

          (X)  Annual Operating Budgets.  Operator shall submit to Mezzanine
               ------------------------
     Lender Annual Operating Budgets at those times and in such form and substance as set forth in the definition of "Annual Operating Budget" in this Agreement.

          (Y)  Use Specific Covenants.  Operator shall:
               ----------------------

               (1) operate the Facility or cause the Facility to be operated in full compliance with the laws and requirements referred to in Section
                                                                        -------
          4.1(d)(AK)(i); and
          -------------

               (2) operate the Facility or cause the Facility to be operated in a manner such that the Licenses shall remain in full force and effect and such that any new or additional License that may, at any time or from time to time, be required pursuant to any Legal Requirements are timely obtained and maintained in full force and effect; and

               (3) cooperate with all governmental agencies, such cooperation shall include, but not be limited to, timely and completely responding to all requests for records, as well as developing and implementing an appropriate and acceptable plan to correct any deficiency in the operation of the Facility to the extent required pursuant to any Legal Requirements and Operators right to contest in accordance with the Mezzanine Leasehold Mortgage.


                                  ARTICLE VI

                              NEGATIVE COVENANTS
                              ------------------

          Section 6.1.  Borrower and Operator Negative Covenants.  (a) Borrower
                        ----------------------------------------
covenants and agrees that, until payment in full of the Indebtedness, it will not do, directly or indirectly, any of the following unless Mezzanine Lender consents thereto in writing:

          (A)  Liens on the Mortgaged Property. Incur, create, assume, become or
               -------------------------------
     be liable in any manner with respect to, or permit to exist, any Lien with respect to the Facility, except: (i) Liens in favor of Mezzanine Lender, and (ii) the Permitted Encumbrances.

          (B)  Transfer. Except as expressly permitted by or pursuant to this
               --------
     Agreement or the Mezzanine Mortgages, allow any Transfer to occur, or enter into a Management Agreement with respect to the Facility.

          (C)  Other Borrowings. Incur, except for the First Mortgage Loan, the
               ----------------
     SELCO Debt and unsecured trade payables incurred in the ordinary course of business relating to the ownership and operation of the Facility which do not exceed, at any time, a maximum amount of Ten Thousand Dollars ($10,000) and are paid within ninety (90) days of the date incurred, create, assume, become or be liable in any manner with respect to Other Borrowings. Notwithstanding the foregoing, Borrower may in good faith contest Borrower's obligation to pay such trade payables in a manner satisfactory to Mezzanine Lender (which may include Mezzanine Lender's requirement that Borrower post security with respect to the contested trade payable (such security not to exceed one hundred and twenty-five percent (125%) of the amount of the claim being contested)).

          (D)  Intentionally Omitted.
               ---------------------

          (E)  Change In Business. Cease to be a Single-Purpose Entity or make
               ------------------
     any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business.

          (F)  Debt Cancellation. Except as permitted in the Operator Lease,
               -----------------
     cancel or otherwise forgive or release any material claim or debt owed to Borrower by any Person, except for adequate consideration or in the ordinary course of Borrower's business.

          (G)  Affiliate Transactions. Enter into, or be a party to, any
               ----------------------
     transaction with an Affiliate of Borrower, except in the ordinary course of business and on terms which are no less favorable to Borrower or such Affiliate than would be obtained in a comparable arm's length transaction with an unrelated third party, and, if the amount to be paid to the Affiliate pursuant to the transaction or series of related transactions is greater than $50,000 (determined annually on an aggregate basis) fully disclosed to Mezzanine Lender in advance.

          (H)  Creation of Easements. Create, or permit the Facility or any part
               ---------------------
     thereof to become subject to, any easement, license or restrictive covenant, other than a Permitted

     Encumbrance.

          (I)  Misapplication of Funds. Distribute any Rents or Money received
               -----------------------
     from Accounts in violation of the provisions of Section 2.12.
                                                     ------- ----

          (J)  Certain Restrictions.  Enter into any agreement other than the
               --------------------
     Operator Lease and the First Mortgage Loan Agreement which expressly restricts the ability of Borrower to enter into amendments, modifications or waivers of any of the Mezzanine Loan Documents.

          (K)  Issuance of Equity Interests. Issue or allow to be created any
               ----------------------------
     stocks or shares or shareholder, partnership, membership or beneficial ownership interests, as applicable, or other ownership interests other than the stocks, shares, shareholder, partnership, membership, or beneficial ownership interests and other ownership interests which are outstanding or exist on the Closing Date or any security or other instrument which by its terms is convertible into or exercisable or exchangeable for stock, shares, shareholder, partnership, membership or beneficial ownership interests or other ownership interests in Borrower, except as contemplated by the First Mortgage Loan Agreement.

          (L)  Assignment of Licenses and Permits. Except in connection with the
               ----------------------------------
     First Mortgage Loan, consent to the assignment or transfer any of any interest in any Permits pertaining to the Facility, or assign, transfer or remove or permit any other Person to assign, transfer or remove any records pertaining to the Facility without Mezzanine Lender's prior written consent which consent may be granted or refused in Mezzanine Lender's reasonable discretion.

          (M)  Place of Business. Change its chief executive office or its
               -----------------
     principal place of business or place where its books and records are kept without giving Mezzanine Lender at least thirty (30) days' prior written notice thereof and promptly providing Mezzanine Lender such information as Mezzanine Lender may reasonably request in connection therewith.

     (b) Operator covenants and agrees that, until payment in full of the Indebtedness, it will not do, directly or indirectly, any of the following unless Mezzanine Lender consents thereto in writing:

          (A)  Liens on the Mortgaged Property. Incur, create, assume, become or
               -------------------------------
     be liable in any manner with respect to, or permit to exist, any Lien with respect to the Facility, except: (i) Liens in favor of Mezzanine Lender, and (ii) the Permitted

     Encumbrances.

          (B)  Transfer; Joint Assessment. Except as expressly permitted by or
               --------------------------
     pursuant to this Agreement or the Mezzanine Mortgages, allow any Transfer to occur or enter into a management agreement with respect to the Facility. Operator shall not suffer, permit or initiate the joint assessment of the Facility (i) with any other real property constituting a separate tax lot, and (ii) with any portion of the Facility which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Facility as a single lien.

          (C)  Other Borrowings.  Incur, except for the First Mortgage Loan,
               ----------------
     unsecured trade payables incurred in the ordinary course of business relating to the ownership and operation of the Facility which do not exceed, at any time, a maximum amount of one percent (1%) of the Mezzanine Loan Amount plus the Loan Amount (as defined in the First Mortgage Loan Agreement) and are paid within ninety (90) days of the date incurred, create, assume, become or be liable in any manner with respect to Other Borrowings. Notwithstanding the foregoing, Operator may in good faith contest Operator's obligation to pay such trade payables in a manner satisfactory to Mezzanine Lender (which may include Mezzanine Lender's requirement that Operator post security with respect to the contested trade payable (such security not to exceed one hundred and twenty-five percent (125%) of the amount of the claim being contested)); provided, however, to the extent the First Mortgage Lender has required Borrower to post such security pursuant to the First Mortgage Loan, Borrower shall not be required to post security pursuant to this Agreement.

          (D)  Intentionally Omitted.
               ---------------------

          (E)  Change In Business. Cease to be a Single-Purpose Entity or make
               ------------------
     any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business.

          (F)  Debt Cancellation. Cancel or otherwise forgive or release any
               -----------------
     material claim or debt owed to Operator by any Person, except for adequate consideration or in the ordinary course of Operator's business.

          (G)  Affiliate Transactions. Enter into, or be a party to, any
               ----------------------
     transaction with an Affiliate of Operator, except in the ordinary course of business and on terms which are no less favorable to Operator or such Affiliate than would be obtained in a comparable arm's length transaction with an unrelated third party, and, if the amount to be paid to the

     Affiliate pursuant to the transaction or series of related transactions is greater than $50,000 (determined annually on an aggregate basis) except as
     (i) set forth in an Annual Operating Budget which is approved by Mezzanine Lender pursuant to this Agreement or (ii) otherwise fully disclosed to Mezzanine Lender in advance. Notwithstanding the foregoing, Operator may in good faith contest Operator's obligation to pay such trade payables in a manner satisfactory to Mezzanine Lender (which may include Mezzanine Lender's requirement that Operator post security with respect to the contested trade payable (such security not to exceed one hundred and twenty-five percent (125%) of the amount of the claim being contested).

          (H)  Creation of Easements. Create, or permit the Facility or any part
               ---------------------
     thereof to become subject to, any easement, license or restrictive covenant, other than a Permitted Encumbrance.

          (I)  Misapplication of Funds. Distribute any Rents or Money received
               -----------------------
     from Accounts in violation of the provisions of Section 2.12.
                                                     ------- ----

          (J)  Certain Restrictions. Enter into any agreement other than the
               --------------------
     Operator Lease which expressly restricts the ability of Operator to enter into amendments, modifications or waivers of any of the Mezzanine Loan Documents.

          (K)  Issuance of Equity Interests. Issue or allow to be created any
               ----------------------------
     stocks or shares or shareholder, partnership, membership or beneficial ownership interests, as applicable, or other ownership interests other than the stocks, shares, shareholder, partnership, membership, or beneficial ownership interests and other ownership interests which are outstanding or exist on the Closing Date or any security or other instrument which by its terms is convertible into or exercisable or exchangeable for stock, shares, shareholder, partnership, membership or beneficial ownership interests or other ownership interests in Operator, except as contemplated by the First Mortgage Loan Agreement.

          (L)  Assignment of Licenses and Permits. Except in connection with the
               ----------------------------------
     First Mortgage Loan, assign or transfer any of its interest in any Permits pertaining to the Facility, or assign, transfer or remove or permit any other Person to assign, transfer or remove any records pertaining to the Facility without Mezzanine Lender's prior written consent which consent may be granted or refused in Mezzanine Lender's reasonable discretion.

          (M)  Place of Business. Change its chief executive office or its
               -----------------
     principal place of business or place where its books and records are kept without giving Mezzanine

     Lender at least thirty (30) days' prior written notice thereof and promptly providing Mezzanine Lender such information as Mezzanine Lender may reasonably request in connection therewith.

          (N)  Use Specific Negative Covenants: Operator shall not do any of the
               -------------------------------
     following unless Mezzanine Lender consents thereto in writing:

               (1) transfer any License to any location other than the Facility nor pledge any License as collateral security for any other loan or indebtedness;

               (2) rescind, withdraw, revoke, amend, modify, supplement, or otherwise alter the nature, tenor or scope of any License for the Facility which rescission, withdrawal, revocation, amendment, modification, supplement or other alteration would have a Material Adverse Effect; or

               (3) enter into any resident care agreements with residents or with any other persons which deviate in any material respect from the standard form customarily used at the Facility; or

               (4) fail to satisfy all requirements established by law, regulation or administrative instruction for the operation of the Facility; or

               (5) fail to operate the Facility in a manner that is consistent with all relevant standards of care and service in the community.


                                  ARTICLE VII

                                   DEFAULTS
                                   --------

          Section 7.1.  Event of Default.  The occurrence of one or more of the
                        ----------------
following events shall be an "Event of Default" hereunder:
                              ----------------

               (i) if on any Payment Date the funds in the Debt Service Payment Sub-Account are insufficient to pay the Required Debt Service Payment due on such Payment Date; provided, however, that if a Cash Management Event has not occurred, such failure shall not constitute an Event of Default if Borrower shall cure such failure within five (5) days after such Payment Date;

               (ii)  if on any Payment Date Borrower fails to pay the Required
     Debt

     Service Payment due on such Payment Date; provided, however, that if a Cash Management Event has not occurred, such failure shall not constitute an Event of Default if Borrower shall cure such failure within five (5) days after such Payment Date;

               (iii) if Borrower fails to pay the outstanding Indebtedness on the Maturity Date;

               (iv) if on any Payment Date on which Borrower is required under this Agreement to pay a Basic Carrying Costs Monthly Installment, Borrower and/or Operator fails to pay the Basic Carrying Costs Monthly Installment or the Capital Reserve Monthly Installment due on such Payment Date; provided, however, that if a Cash Management Event has not occurred, such failure shall not constitute an Event of Default if Borrower and/or Operator shall cure such failure within five (5) days after such Payment Date;

               (v) if on the date any payment of a Basic Carrying Cost would become delinquent, unless such Basic Carrying Cost was already paid, the funds in the Basic Carrying Costs Sub-Account are insufficient to make such payment;

               (vi) the occurrence of the events identified elsewhere in the Mezzanine Loan Documents as constituting an "Event of Default" hereunder or thereunder;

               (vii) a Transfer, unless the prior written consent of Mezzanine Lender is obtained (which consent may be withheld with or without cause in Mezzanine Lender's discretion);

               (viii) if Borrower or Operator fails to pay any other amount payable pursuant to this Agreement or any other Mezzanine Loan Document when due and payable in accordance with the provisions hereof or thereof, as the case may be, and such failure is not remedied within any applicable grace periods;

               (ix) if any representation or warranty made herein or in any other Mezzanine Loan Document, or in any report, certificate, financial statement or other Instrument, agreement or document furnished by Borrower or Operator in connection with this Agreement, the Mezzanine Note or any other Mezzanine Loan Document executed and delivered by Borrower or Operator, shall be false in any material respect as of the date such representation or warranty was made or remade;

               (x) if Borrower or Operator makes an assignment for the benefit of creditors;

               (xi) if a receiver, liquidator or trustee shall be appointed for Borrower or Operator or if Borrower or Operator shall be adjudicated as bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by Borrower or Operator or if any proceeding for the dissolution or liquidation of Borrower or Operator shall be instituted; provided, however,
                                                              --------  -------
     that if such appointment, adjudication, petition or proceeding was
     ----
     involuntary and not consented to by Borrower or Operator as the case may be, upon the same not being discharged, stayed or dismissed within 90 days; or if Borrower or Operator shall generally not be paying its debts as they become due;

               (xii) if either Borrower or Operator attempts to delegate its obligations or assign its rights under this Agreement, any of the other Mezzanine Loan Documents or any interest herein or therein, except as permitted by this Agreement;

               (xiii) except as permitted under this Agreement, if any provision of any organizational document of Borrower is amended or modified in any respect, or if Borrower, Operator or Borrower's Trustee or any of their respective partners, members, beneficial owners, trustees or shareholders as applicable, fails to perform or enforce the provisions of such organizational documents or attempts to dissolve Borrower or Operator; or if Borrower or Operator or any of their respective partners, members, beneficial owners, trustees or shareholders, as applicable, breaches any of the covenants set forth in Sections 5.1(a)(U), 5.1(b)(U), 6.1(a)(E) or
                                -------- ---------  ---------  ---------
     6.1(b)(E);
     --------

               (xiv) if Borrower or Operator fails to (A) notify Mezzanine Lender of the occurrence of a Default under any of the Mezzanine Loan Documents within ten (10) Business Days of the day on which Borrower or Operator first has knowledge of such Default or (B) give any notice due to any Person under any Mezzanine Loan Document (a) within five (5) Business Days after such notice was due or (b) in accordance with the applicable procedural requirements set forth in the Mezzanine Loan Documents;

               (xv) if Borrower or Operator shall be in default under any of the other obligations, agreements, undertakings, terms, covenants, provisions or conditions of this Agreement, the Mezzanine Note, the Mezzanine Mortgages or the other Mezzanine Loan Documents, not otherwise referred to in this Section 7.1, for ten (10) Business Days after written
                         ------- ---
     notice to Borrower or Operator, as applicable, from Mezzanine Lender or its successors or assigns, in the case of any default which can be cured by the payment of a sum of money or for thirty (30) Business Days after written notice to Borrower or Operator, as applicable, from Mezzanine Lender or its successors or assigns, in the case of any other default (unless otherwise provided herein or in such other Mezzanine Loan

     Document); provided, however, that if such non-monetary default under this
                --------  -------
     subparagraph is susceptible of cure but cannot reasonably be cured within
     ------------
     such thirty (30) Business Day period and provided further that Borrower shall have commenced to cure such default within such thirty (30) Business Day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) Business Day period shall be extended for such time as is reasonably necessary for Borrower in the exercise of due diligence to cure such default, but in no event shall such period exceed one hundred twenty (120) days after the original notice from Mezzanine Lender; provided, further, if Borrower or Operator provides to Mezzanine Lender a
     --------  -------
     certificate certifying and demonstrating that Borrower or Operator is diligently attempting to cure such default as determined by Mezzanine Lender in its reasonable discretion and such non-monetary default still is capable of being cured as determined by Mezzanine Lender in its reasonable discretion and if Borrower or Operator, as applicable, is diligently attempting to cure such default, as determined by Mezzanine Lender in its reasonable discretion, such period shall be extended by Mezzanine Lender in its reasonable discretion for an additional period of time not to exceed sixty (60) days;

               (xvi)   if an event or condition specified in Sections 5.1(a)(T)
                                                             -------- ---------
     or 5.1(b)(T) shall occur or exist with respect to any Plan or Multiemployer
        ---------
     Plan and, as a result of such event or condition, together with all other such events or conditions, Borrower or any ERISA Affiliate shall incur or in the opinion of Mezzanine Lender shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which would constitute, in the reasonable determination of Mezzanine Lender, a Material Adverse Effect;

               (xvii) unless resulting from First Mortgage Lender's exercise of its rights under the First Mortgage Loan, if without Mezzanine Lender's prior written consent (A) any management agreement (other than the Management Agreement) is entered into for the Facility or (B) after the execution of a Management Agreement pursuant to Section 5.1(b)(P) there is
                                                     ------- ---------
     any change in or termination of such Management Agreement for the Facility;

               (xviii) Intentionally deleted.

               (xix) if Borrower shall fail to correct, within the time deadlines set by any health, licensing or similar agency, any deficiency that justifies either of the following actions by such agency with respect to the Facility and such agency commences a termination of any License;

               (xx) if the Facility is assessed material fines or penalties (as distinguished from establishment of standard settlement accounts) by any state or health, licensing or similar agency having jurisdiction over Borrower, Operator or the Facility;

               (xxi) if (A) Borrower shall fail to pay any amount due with respect to the SELCO Debt when due and such failure shall continue beyond any applicable grace period or (B) a default or event of default shall occur with respect to the SELCO Debt which shall continue beyond any applicable grace period or (C) if any of the loan documents evidencing the SELCO Loan is amended without the Mezzanine Lender's prior written consent;

               (xxii) if Operator fails to provide Mezzanine Lender with the written notice (together with the required deliveries) set forth in Section
                                                                         -------
     8.33 which failure is not remedied within five (5) days of the date such
     ----
     written notice and deliveries were due;

               (xxiii) Intentionally deleted;

               (xxiv) an "Event of Default" occurs under the First Mortgage Loan Agreement or any of the other First Mortgage Loan Documents.

          Section 7.2. Remedies. (a) Upon the occurrence of an Event of Default
                       --------
and during the continuance thereof, all or any one or more of the rights, powers and other remedies available to Mezzanine Lender against Borrower and Operator under this Agreement, the Mezzanine Note, the Mezzanine Mortgage, the Mezzanine Leasehold Mortgage or any of the other Mezzanine Loan Documents, or at law or in equity may be exercised by Mezzanine Lender at any time and from time to time (including, without limitation, the right to accelerate and declare the outstanding principal amount, unpaid interest, Default Rate interest, Late Charges, Yield Maintenance Premium and any other amounts owing by Borrower to be immediately due and payable), without notice or demand, whether or not all or any portion of the Indebtedness shall be declared due and payable, and whether or not Mezzanine Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Mezzanine Loan Documents with respect to the Facility or all or any portion of the Collateral. Any such actions taken by Mezzanine Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Mezzanine Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Mezzanine Lender permitted by law, equity or contract or as set forth herein or in the other Mezzanine Loan Documents. Notwithstanding anything contained to the contrary herein, the outstanding principal amount, unpaid interest, Default Rate interest, Late Charges, Yield Maintenance Premium and any other amounts owing by Borrower shall be accelerated and immediately due and payable, without any election by Mezzanine Lender upon the occurrence of an Event of Default described in Section 7.1(x) or Section 7.1 (xi).
                                 --------------    ----------------
Notwithstanding that this Agreement may refer to a continuing Event of Default, and without limiting Borrower's or Operator's right to cure a Default which may, with the passage of time, become an Event of Default, neither Borrower nor Operator shall have any right pursuant to this Agreement to cure any Event of Default unless this Agreement is amended by Borrower, Operator and Mezzanine Lender in writing.

          Section 7.3.  Remedies Cumulative. The rights, powers and remedies of
                        -------------------
Mezzanine Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Mezzanine Lender may have against Borrower or Operator pursuant to this Agreement or the other Mezzanine Loan Documents executed by or with respect to Borrower or Operator, or existing at law or in equity or otherwise. Mezzanine Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Mezzanine Lender may determine in Mezzanine Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of any Default or Event of Default shall not be construed to be a waiver of any subsequent Default or Event of Default or to impair any remedy, right or power consequent thereon. Any and all of Mezzanine Lender's rights with respect to the Collateral shall continue unimpaired, and Borrower and Operator shall be and remain obligated in accordance with the terms hereof, notwithstanding (i) the release or substitution of Collateral at any time, or of any rights or interest therein or
(ii) any delay, extension of time, renewal, compromise or other indulgence granted by Mezzanine Lender in the event of any Default or Event of Default with respect to the Collateral or otherwise hereunder. Notwithstanding any other provision of this Agreement, Mezzanine Lender reserves the right to seek a deficiency judgment or preserve a deficiency claim, in connection with the foreclosure of the Mezzanine Mortgage or Mezzanine Leasehold Mortgage on the Facility, to the extent necessary to foreclose on other parts of the Mortgaged Property.

          Section 7.4.  Mezzanine Lender's Right to Perform. If Borrower or
                        -----------------------------------
Operator fails to perform any covenant or obligation contained herein and such failure shall continue beyond any applicable grace period and thereafter continue for a period of five Business Days after Borrower's or Operator's, as applicable, receipt of written notice thereof, without in any way limiting
Section 7.1 hereof, from Mezzanine Lender, Mezzanine Lender may, but shall have
-----------
no obligation to, itself perform, or cause performance of, such covenant or obligation, and the expenses of Mezzanine Lender incurred in connection therewith shall be payable by Borrower and Operator to Mezzanine Lender within ten (10) calendar days after written demand therefor; provided, however, if First Mortgage Lender is performing, or causing the performance of, such covenant or obligations, Mezzanine Lender shall refrain from performing, or causing the performance of such covenant or obligation. Notwithstanding the foregoing, Mezzanine Lender shall have no obligation to send notice to Borrower or Operator of any such failure.

          Section 7.5.  Operator's Limited Right to Cure. Notwithstanding
                        --------------------------------
anything in this Agreement or the Mezzanine Loan Documents to the contrary, if a non-monetary Event of Default occurs and is continuing with respect to Borrower which Event of Default was not caused directly or indirectly by Operator and Mezzanine Lender desires to exercise its rights under this Article VII, provided no Event of Default exists with respect to Operator, Mezzanine Lender shall give Operator written notice of such Event of Default and of Mezzanine Lender's intent to exercise its rights and remedies under this Article VII and Mezzanine Lender shall abstain from exercising its rights and remedies under this Article VII until the earlier to occur of (a) the date which is forty-five (45) days after delivery of such written notice, (b) the occurrence of an Event of Default with respect to Operator and (c) the occurrence of a monetary Event of Default with respect to Borrower. Mezzanine Lender shall not exercise its rights under this Article VII in connection with the Event of Default with respect to Borrower identified in the written notice delivered to Operator if prior to the dates or events described in clauses (a) through (c) of the foregoing sentence, the following events and conditions shall have occurred or been satisfied, as applicable, (i) the Operator has acquired fee simple title to the Facility or acquired the beneficial interest of SELCO in Borrower, has assumed all of the obligations of the Borrower under the Mezzanine Loan Documents and has executed and delivered such other documentation as may be required by Mezzanine Lender
(ii) satisfactory opinions relating to such transfer shall have been delivered by Operator to Mezzanine Lender, (iii) to the extent curable, Operator shall have cured such non-monetary Event of Default, (iv) Operator pays all reasonable expenses incurred by Mezzanine Lender in connection with such transfer, (v) Operator shall have delivered to Mezzanine Lender an updated Title Insurance Policy showing fee simple title to the Facility in Operator and insuring that Mezzanine Lender has a valid second mortgage lien on the Operator's fee simple interest in the Facility together with such modifications, amendments or supplements to the Mezzanine Loan Documents as Mezzanine Lender may reasonably request. Upon consummation of the transfer of fee simple title in the Facility to the Operator and the assignment by the Borrower and assumption by the Operator of the Borrower's obligations under the Mezzanine Loan Documents executed by the Borrower, Operator shall be considered the "Borrower" under the Mezzanine Loan Documents as well as the "Operator" under the Mezzanine Loan Documents and shall have all of the obligations of "Borrower" under the Mezzanine Loan Documents as well as the obligations of "Operator" under the Mezzanine Loan Documents. If the events described in clauses (a) through (c) of
                                                     ------- ---         ---
the first sentence of this Section occur or the events or conditions described
                           -------
in the second sentence of this Section do not occur or are not satisfied prior
                               -------
to the occurrence of the events described in clauses (a) through (c) of the
                                             ------- ---         ---
first sentence of this Section, Mezzanine Lender shall be entitled to exercise
                       -------
all of its rights and remedies pursuant to this Article VII.

                                 ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

          Section 8.1.  Survival. Subject to Section 4.2, this Agreement and all
                        --------             ------- ---
covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the execution and delivery of this Agreement and the execution and delivery by Borrower to Mezzanine Lender of the Mezzanine Note and the Operator of the Mezzanine Guaranty, and shall continue in full force and effect so long as any portion of the Indebtedness is outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, promises and agreements in this Agreement contained, by or on behalf of Borrower or Operator, shall inure to the benefit of the respective successors and assigns of Mezzanine Lender. Nothing in this Agreement or in any other Mezzanine Loan Document, express or implied, shall give to any Person other than the parties and the holder(s) of the Mezzanine Note, the Mezzanine Mortgage and the other Mezzanine Loan Documents, and their legal representatives, successors and assigns, any benefit or any legal or equitable right, remedy or claim hereunder.

          Section 8.2.  Mezzanine Lender's Discretion. Whenever pursuant to this
                        -----------------------------
Agreement, Mezzanine Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Mezzanine Lender, the decision of Mezzanine Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Mezzanine Lender.

          Section 8.3.  Governing Law. (a) The proceeds of the Mezzanine Note
                        -------------
delivered pursuant hereto were disbursed from New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limitation, matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America. To the fullest extent permitted by law, Borrower and Operator each hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Agreement and the Mezzanine Note, and this Agreement and the Mezzanine Note shall be governed by and construed in accordance with the laws of the State of New York pursuant to (S) 5-1401 of the New York General Obligations Law.

          (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST BORROWER OR OPERATOR ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW

YORK, PURSUANT TO (S) 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR IN ANY FEDERAL OR STATE COURT IN THE JURISDICTION IN WHICH THE COLLATERAL IS LOCATED AND EACH OF OPERATOR AND BORROWER WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH OF OPERATOR AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. EACH OF OPERATOR AND BORROWER DOES HEREBY DESIGNATE AND APPOINT CT CORPORATION SYSTEMS, 1633 BROADWAY, NEW YORK, NEW YORK 10016, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS (OR AT SUCH OTHER OFFICE AS MAY BE DESIGNATED BY BORROWER OR OPERATOR FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS HEREOF) WITH A COPY TO BORROWER AND OPERATOR, AS APPLICABLE, AT ITS PRINCIPAL EXECUTIVE OFFICES, ATTENTION: GENERAL COUNSEL AND WRITTEN NOTICE OF SAID SERVICE OF BORROWER OR OPERATOR, AS APPLICABLE, MAILED OR DELIVERED TO BORROWER OR OPERATOR, AS APPLICABLE, IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER OR OPERATOR, AS APPLICABLE, IN ANY SUCH SUIT, ACTION OR PROCEEDING. A COPY OF SERVICE OF PROCESS WITH RESPECT TO BORROWER SHALL BE DELIVERED TO OPERATOR AND COPY OF SERVICE OF PROCESS WITH RESPECT TO OPERATOR SHALL BE DELIVERED TO BORROWER; PROVIDED, HOWEVER, FAILURE TO RECEIVE SUCH COPIES SHALL NOT AFFECT ANY OF MEZZANINE LENDER'S RIGHTS HEREUNDER. EACH OPERATOR AND BORROWER (I) SHALL GIVE PROMPT NOTICE TO MEZZANINE LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

          Section 8.4.  Modification, Waiver in Writing.  No modification,
                        -------------------------------
amendment, extension, discharge, termination or waiver of any provision of this Agreement, the Mezzanine Note or any other Mezzanine Loan Document, or consent to any departure by Borrower or Operator therefrom, shall in any event be effective unless the same shall be in a writing signed by each of Borrower, Operator, and Mezzanine Lender, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on Operator or Borrower shall entitle

Borrower or Operator to any other or future notice or demand in the same, similar or other circumstances.

          Section 8.5.  Delay Not a Waiver.  Neither any failure nor any delay
                        ------------------
on the part of Mezzanine Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Mezzanine Note, or of any other Mezzanine Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Mezzanine Note or any other Mezzanine Loan Document, Mezzanine Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Mezzanine Note or the other Mezzanine Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

          Section 8.6.  Notices.  All notices, consents, approvals and requests
                        -------
required or permitted hereunder or under any other Mezzanine Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) hand delivery, with proof of attempted delivery, (b) certified or registered United States mail, postage prepaid, (c) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (d) by telecopier (with answerback acknowledged) provided that such telecopied notice must also be delivered by one of the means set forth in (a), (b) or (c) above, addressed (I) if to Mezzanine Lender at its address set forth on the first page hereof, (II) if to Borrower at its designated address set forth on the first page hereof, and (III) if to Operator at its address set forth on the first page hereof, or, in each such case, at such other address and to such other Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section 8.6. A copy of all notices,
                                          ------- ---
consents, approvals and requests directed to Mezzanine Lender shall be delivered concurrently to each of the following: Joseph B. Heil, Esquire, Dechert Price & Rhoads, 1717 Arch Street, 4000 Bell Atlantic Tower, Philadelphia, PA 19103, Telefax Number 215/994-2222; Two World Financial Center, Building B, New York, NY 10281-1198, Attention: Raymond Anthony, Telefax Number (212) 667-1666; Two World Financial Center, Building B, New York, NY 10281-1198, Attention: Sheryl McAfee, Telefax Number (212) 667-1022; and Two World Financial Center, Building B, New York, NY 10281-1198, Attention: Legal Counsel, Telefax Number (212) 667-1022. A copy of all notices, consents and approvals and requests addressed to Borrower or to Operator shall be delivered concurrently to each of the following: Brookdale Living Communities, Inc., 77 West Wacker Drive, Chicago, Illinois 60601, Attention: Darryl W. Copeland, Jr., Telefax Number: (312) 977-3699; Brookdale Living Communities, Inc., 77 West Wacker Drive, Chicago, Illinois 60601, Attention: Robert J. Rudnik, Esq. Telefax Number: (312)

977-3699; and Douglas E. Wambach, Esq., Burke, Warren, McKay & Serritella, 330 North Wabash Avenue, 22nd Floor, IBM Plaza, Chicago, Illinois 60611-3607, Telefax Number (312) 840-7900; and Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attn: Corporate Trust Administration. A notice shall be deemed to have been given: (a) in the case of hand delivery, at the time of delivery; (b) in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; (c) in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day; or (d) in the case of telecopier, upon receipt of answerback confirmation received prior to 4:00 p.m. local time on a Business Day or if such confirmation is received after 4:00 p.m. local time, the next succeeding Business Day, provided that such telecopied notice was also delivered as required in this
Section 8.6. A party receiving a notice which does not comply with the technical
-----------
requirements for notice under this Section 8.6 may elect to waive any
                                   -----------
deficiencies and treat the notice as having been properly given.

          SECTION 8.7.   TRIAL BY JURY. BORROWER, OPERATOR AND MEZZANINE LENDER,
                         -------------
TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS AGREEMENT, THE MEZZANINE NOTE OR THE OTHER MEZZANINE LOAN DOCUMENTS.

          Section 8.8.   Headings.  The Article and Section headings in this
                         --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          Section 8.9.   Assignment.  Mezzanine Lender shall have the right to
                         ----------
assign in whole or in part this Agreement and/or any of the other Mezzanine Loan Documents and the obligations hereunder or thereunder to any Person and to participate all or any portion of the Mezzanine Loan evidenced hereby, including without limitation, any servicer; provided, however, any assignee shall be specifically bound by the provisions of Section 8.32. Mezzanine Lender shall
                                        ------------
provide Borrower and Operator with written notice of any such assignment; provided, however, that such notice shall not be a condition of Mezzanine Lender's right to assign this Agreement and/or any of the Mezzanine Loan Documents and the failure to deliver such notice shall not constitute a default under this Loan Agreement.

          Section 8.10.  Severability.  Wherever possible, each provision of
                         ------------
this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          Section 8.11.  Preferences.  Mezzanine Lender shall have no obligation
                         -----------
to marshal any assets in favor of Borrower or Operator or any other party or against or in payment of any or all of the obligations of Borrower or Operator pursuant to this Agreement, the Mezzanine Note or any other Mezzanine Loan Document. Mezzanine Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower or Operator to any portion of the obligations of Borrower or Operator hereunder. To the extent Borrower or Operator makes a payment or payments to Mezzanine Lender for Borrower's or Operator's benefit, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Mezzanine Lender.

          Section 8.12.  Waiver of Notice.  Borrower and Operator shall not be
                         ----------------
entitled to any notices of any nature whatsoever from Mezzanine Lender except with respect to matters for which this Agreement or the other Mezzanine Loan Documents specifically and expressly provide for the giving of notice by Mezzanine Lender to Borrower or Operator and except with respect to matters for which Borrower or Operator is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. To the maximum extent permitted by applicable Legal Requirements, Borrower and Operator each hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Mezzanine Loan Documents does not specifically and expressly provide for the giving of notice by Mezzanine Lender to Borrower.

          Section 8.13.  Intentionally Omitted.
                         ---------------------

          Section 8.14.  Exculpation.  Except as otherwise set forth in this
                         -----------
Section 8.14 and Section 4.2 to the contrary, Mezzanine Lender shall not enforce
------- ----     ------- ---
the liability and obligation of Borrower or Operator to perform and observe the obligations contained in this Agreement, the Mezzanine Note, the Mezzanine Mortgages, the Mezzanine Guaranty or any of the other Mezzanine Loan Documents executed and delivered by Borrower or Operator except that Mezzanine Lender may pursue any power of sale, bring a foreclosure action, action for specific performance, action for money judgment, or other appropriate action or proceeding (including, without limitation, to obtain a deficiency judgment) against Borrower or Operator or any other Person solely for the purpose of enabling Mezzanine Lender to realize upon (a) the Collateral, and (b) the Rents and Accounts arising from the Facility to the extent (x) (i) received by Borrower (or any of its affiliates), after the occurrence of an Event of Default, or (ii) received by Operator (or any of their affiliates), after the occurrence of an Event of Default or (y) distributed to (i) Borrower or its shareholders, partners, members or beneficial owners, as applicable, or affiliates during or with respect to any period for which Mezzanine Lender did not receive the full amounts it was entitled to receive as prepayments of the Mezzanine Loan pursuant to Section 2.7 or (ii) Operator, or
                                              -----------
its shareholders, partners, members or beneficial owners, as applicable, or affiliates during or with respect to any period for which Mezzanine Lender did not receive the full amounts it was entitled to receive as prepayments of the Mezzanine Loan pursuant to Section 2.7 (all Rents and Accounts covered by
                           -----------
clauses (x) and (y) being hereinafter referred to as the "Recourse
-----------     ---                                       --------
Distributions") and (c) any other collateral given to Mezzanine Lender under the
-------------
Mezzanine Loan Documents ((a), (b), and (c) collectively, the "Default
                                                               -------
Collateral"); provided, however, that any judgment in any such action or
----------    --------  -------  ----
proceeding shall be enforceable only to the extent of any such Default Collateral. The provisions of this Section 8.14 shall not, however, (a) impair
                                   ------- ----
the validity of the Indebtedness evidenced by the Mezzanine Loan Documents or in any way affect or impair the Liens of the Mezzanine Mortgage or any of the other Mezzanine Loan Documents or the right of Mezzanine Lender to foreclose the Mezzanine Mortgage or Mezzanine Leasehold Mortgage following an Event of Default; (b) impair the right of Mezzanine Lender to name any Person as a party defendant in any action or suit for judicial foreclosure and sale under the Mezzanine Mortgage or Mezzanine Leasehold Mortgage; (c) affect the validity or enforceability of the Mezzanine Note, the Mezzanine Mortgage or the other Mezzanine Loan Documents; (d) impair the right of Mezzanine Lender to obtain the appointment of a receiver; (e) impair the right of Mezzanine Lender to bring suit for any damages, losses, expenses, liabilities or costs resulting from fraud, intentional misrepresentation, intentional physical waste of all or any portion of the Facility, or wrongful removal or disposal of all or any portion of the Facility by any Person in connection with this Agreement, the Mezzanine Note, the Mezzanine Mortgage or the other Mezzanine Loan Documents; (f) impair the right of Mezzanine Lender to obtain the Recourse Distributions received by any Person; (g) intentionally omitted; (h) impair the right of Mezzanine Lender to obtain Insurance Proceeds or Condemnation Proceeds due to Lender pursuant to the Mezzanine Mortgage or Mezzanine Leasehold Mortgage; (i) impair the right of Mezzanine Lender to enforce (against the parties liable therefore other than the Borrower) the provisions of Sections 4.1(b)(U), 4.1(d)(U) or 5.1(b)(D)-(I) of
                            ------------------  ---------    -------------
this Agreement, Section 2.8 of the Mezzanine Mortgage or the Mezzanine Leasehold
                -----------
Mortgage or the Mezzanine Environmental Guaranty even after repayment in full by Borrower of the Indebtedness; (j) prevent or in any way hinder Mezzanine Lender from exercising, or constitute a defense, or counterclaim, or other basis for relief in respect of the exercise of, any other remedy against any or all of the Collateral securing the Mezzanine Note as provided in the Mezzanine Loan Documents; (k) impair the right of Mezzanine Lender to bring suit with respect to any intentional misapplication of any funds including without limitation any intentional misappropriation of security deposits or Rents collected more then one month in advance; or (l) impair the right of Mezzanine Lender to sue for, seek or demand a deficiency judgment against any Person solely for the purpose of foreclosing the Mortgaged Property or any part thereof, or realizing upon the Default Collateral; provided, however, that any such deficiency judgment
                    --------  -------  ----
referred to in this clause (l) shall be enforceable only
                    ----------
to the extent of any of the Default Collateral.

          Section 8.15.  Exhibits Incorporated.  The information set forth on
                         ---------------------
the cover, heading and recitals hereof, and the Exhibits attached hereto, if any, are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

          Section 8.16.  Offsets, Counterclaims and Defenses.  Any assignee of
                         -----------------------------------
Mezzanine Lender's interest in and to this Agreement, the Mezzanine Note, the Mezzanine Mortgages and the other Mezzanine Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to the Mezzanine Loan, this Agreement, the Mezzanine Note, the Mezzanine Mortgages and the other Mezzanine Loan Documents which Borrower or Operator may otherwise have against any assignor, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower or Operator in any action or proceeding brought by any such assignee upon this Agreement, the Mezzanine Note, the Mezzanine Mortgages and other Mezzanine Loan Documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower and Operator.

          Section 8.17.  No Joint Venture or Partnership.  Borrower and
                         -------------------------------
Mezzanine Lender intend that the relationship created hereunder be solely that of borrower and lender. Operator and Mezzanine Lender intend that the relationship created hereunder be solely that of guarantor and lender. Nothing herein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Mezzanine Lender or between Operator and Mezzanine Lender nor to grant Mezzanine Lender any interest in the Mortgaged Property other than that of mortgagee or lender.

          Section 8.18.  Waiver of Marshalling of Assets Defense.  To the
                         ---------------------------------------
fullest extent that Borrower and Operator may legally do so, each of Borrower and Operator waives all rights to a marshalling of the assets of Borrower or Operator, and others with interests in Borrower or Operator, and of the Mortgaged Property, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Mezzanine Lender under the Mezzanine Loan Documents to a sale of the Facility for the collection of the Indebtedness without any prior or different resort for collection, or the right of Mezzanine Lender to the payment of the Indebtedness in preference to every other claimant whatsoever.

          Section 8.19.  Waiver of Counterclaim.  Borrower and Operator each
                         ----------------------
hereby waives the right to assert a counterclaim, other than compulsory counterclaim, in any action or proceeding brought against Borrower or Operator, as applicable by Mezzanine Lender or Mezzanine Lender's agents.

          Section 8.20.  Conflict; Construction of Documents.  In the event of
                         -----------------------------------
any conflict between the provisions of this Agreement and the provisions of the Mezzanine Note, the Mezzanine Mortgage or any of the other Mezzanine Loan Documents, the provisions of this Agreement shall prevail. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Mezzanine Loan Documents and that the Mezzanine Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same.

          Section 8.21.  Brokers and Financial Advisors.  Borrower, Operator and
                         ------------------------------
Mezzanine Lender hereby represent that they have dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement except Advisor. Borrower and Operator each hereby agrees to indemnify and hold Mezzanine Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person (other than Advisor), that such Person acted on behalf of Borrower or Operator in connection with the transactions contemplated herein. The provisions of this Section shall survive the expiration and termination of this Agreement and the
-------
repayment of the Indebtedness.

          Section 8.22.  Counterparts.  This Agreement may be executed in any
                         ------------
number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          Section 8.23.  Estoppel Certificates.  Borrower, Operator and
                         ---------------------
Mezzanine Lender each hereby agree at any time and from time to time upon not less than fifteen (15) Business Days prior written notice by Borrower, Operator or Mezzanine Lender to execute, acknowledge and deliver to the party specified in such notice, a statement, in writing, certifying that this Agreement is unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in full force and effect and stating the modifications hereto), and stating whether or not, to the knowledge of such certifying party, any Default or Event of Default has occurred, and, if so, specifying each such Default or Event of Default; provided, however, that it
                                                  --------  -------  ----
shall be a condition precedent to Mezzanine Lender's obligation to deliver the statement pursuant to this Section, that Mezzanine Lender shall have received,
                           -------
together with Borrower's or Operator's request for such statement, an Officer's Certificate stating that no Default or Event of Default exists as of the date of such certificate (or specifying such Default or Event of Default).

          Section 8.24.  Payment of Expenses.  Borrower shall, whether or not
                         -------------------
the Transactions are consummated, pay all Transaction Costs, which shall include, without limitation, reasonable out-of-pocket fees, costs, expenses, and disbursements of Mezzanine Lender and its attorneys, local counsel, accountants and other contractors in connection with (i) the negotiation, preparation, execution and delivery of the Mezzanine Loan Documents and the documents and instruments referred to therein, (ii) the creation, perfection or protection of Mezzanine Lender's Liens in the Collateral (including, without limitation, fees and expenses for title and lien searches and filing and recording fees, intangibles taxes, personal property taxes, mortgage recording taxes, due diligence expenses, travel expenses, accounting firm fees, costs of the Appraisals, Environmental Reports (and an environmental consultant), Surveys and the Engineering Reports), (iii) the negotiation, preparation, execution and delivery of any amendment, waiver or consent relating to any of the Mezzanine Loan Documents, and (iv) the preservation of rights under and enforcement of the Mezzanine Loan Documents and the documents and instruments referred to therein, including any restructuring or rescheduling of the Indebtedness.

          Section 8.25.  Bankruptcy Waiver.  Borrower and Operator each hereby
                         -----------------
agrees that, in consideration of the recitals and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in the event Borrower or Operator shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended, (ii) be the subject of any order for relief issued under Title 11 of the U.S. Code, as amended, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or law relating to bankruptcy, insolvency or other relief of debtors, (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator or (v) be the subject of any order, judgement or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or other relief for debtors, the automatic stay provided by the Federal Bankruptcy Code shall be modified and annulled as to Mezzanine Lender, so as to permit Mezzanine Lender to exercise any and all of its remedies, upon request of Mezzanine Lender made on notice to Borrower and any other party in interest but without the need of further proof or hearing. Borrower, Operator and any of their respective Affiliates shall not contest the enforceability of this Section.
                       -------

          Section 8.26.  Entire Agreement.  This Agreement, together with the
                         ----------------
Exhibits hereto, if any, and the other Mezzanine Loan Documents constitutes the entire agreement among the parties hereto with respect to the subject matter contained in this Agreement, the Exhibits hereto and the other Mezzanine Loan Documents and supersedes all prior agreements, understandings and negotiations between the parties.

          Section 8.27.  Dissemination of Information.  If Mezzanine Lender
                         ----------------------------
determines at
any time to sell, transfer or assign the Mezzanine Note, this Loan Agreement and any other Mezzanine Loan Document and any or all servicing rights with respect thereto, or to grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement, Mezzanine Lender may forward to each Investor and each prospective Investor, all documents and information which Mezzanine Lender now has or may hereafter acquire relating to the Mezzanine Loan, Borrower, Operator, any guarantor, any indemnitor and the Facility, which shall have been furnished by Borrower, Operator, any guarantor, any indemnitor, or any party to any Mezzanine Loan Document, or otherwise furnished in connection with the Mezzanine Loan, as Mezzanine Lender in its sole discretion determines necessary or desirable.

          Section 8.28.  Limitation of Interest.  It is the intention of
                         ----------------------
Borrower, Operator and Mezzanine Lender to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary in any Mezzanine Loan Document, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under any Mezzanine Loan Document or otherwise in connection with the Mezzanine Loan shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited to principal by Mezzanine Lender (or if the Mezzanine Loan shall have been paid in full, refunded to Borrower); and (ii) in the event that maturity of the Mezzanine Loan is accelerated by reason of an election by Mezzanine Lender resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount of interest allowed by applicable law, and any interest in excess of the maximum amount of interest allowed by applicable law, if any, provided for in the Mezzanine Loan Documents or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited to principal (or if the principal portion of the Mezzanine Loan and any other amounts not constituting interest shall have been paid in full, refunded to Borrower).

          In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum amount allowed by applicable law, Mezzanine Lender shall, to the maximum extent permitted under applicable law (a) exclude voluntary prepayments and the effects thereof, and (b) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Mezzanine Loan so that the interest rate is uniform throughout the entire term of the Mezzanine Loan; provided, that if the Mezzanine Loan is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the maximum amount allowed by applicable law, Mezzanine Lender shall refund to Borrower the amount of such excess, and in such event, Mezzanine Lender shall not be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the maximum amount allowed by applicable law.

          Section 8.29.  Indemnification.  Operator shall indemnify and hold
                         ---------------
each of the Borrower, the Trust Company, Mezzanine Lender and each of its affiliates (including its officers, directors, partners, employees and agents and each other person, if any, controlling Mezzanine Lender or any of its affiliates within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended) (each, including the Borrower, the Trust Company, and the Mezzanine Lender, an "Indemnified Party") harmless against any and all losses, claims,
            -----------------
damages, costs, expenses (including the reasonable fees and disbursements of outside counsel retained by any such person) or liabilities in connection with, arising out of or as a result of the transactions and matters referred to or contemplated by this Agreement (provided that the indemnity provided in Section
                                                                        -------
2.14 shall apply to the matters to which it relates), except to the extent that
----
it is finally judicially determined that any such loss, claim, damage, cost, expense or liability resulted directly and solely from the gross negligence, fraud or willful misconduct of such Indemnified Party. In the event that any Indemnified Party becomes involved in any action, proceeding or investigation in connection with any transaction or matter referred to or contemplated in this Agreement, Operator shall periodically reimburse any Indemnified Party upon demand therefor in an amount equal to its reasonable legal and other expenses (including the costs of any investigation and preparation) incurred in connection therewith to the extent such legal or other expenses are the subject of indemnification hereunder.

          Section 8.30.  Borrower and Operator Acknowledgments.  Each of
                         -------------------------------------
Operator and Borrower hereby acknowledges to and agrees with Mezzanine Lender that (i) the scope of Mezzanine Lender's business is wide and includes, but is not limited to, financing, real estate financing, investment in real estate and other real estate transactions which may be viewed as adverse to or competitive with the business of Borrower or Operator or their respective Affiliates and
(ii) Borrower and Operator each has been represented by competent legal counsel and has consulted with such counsel prior to executing this Loan Agreement and any of the other Mezzanine Loan Documents.

          Section 8.31.  Publicity.  Mezzanine Lender shall have the right to
                         ---------
issue press releases, advertisements and other promotional materials describing Mezzanine Lender's participation in the origination of the Mezzanine Loan.

          Section 8.32.  Recalculation of First Mortgage Loan Amount.  It is the
                         -------------------------------------------
intent of the parties hereto that on the Stabilization Date Payment Date the Principal Indebtedness shall be rolled up into the First Mortgage Loan, the First Mortgage Loan Documents amended to reflect such rollup and the recorded Mezzanine Loan Documents released such that there is one loan to the Borrower in Aggregate Principal Indebtedness, as reduced or increased pursuant to the terms of Section 8.32 of the First Mortgage Loan Agreement.

          Section 8.33.  Intentionally deleted.
                         ---------------------

          Section 8.34.  Amendments to Operator Lease.  Borrower hereby agrees
                         ----------------------------
that it will not amend, modify or terminate the Operator Lease without the prior written consent of the Mezzanine Lender not to be unreasonably withheld. Mezzanine Lender hereby agrees that it will not amend, modify or waive without the prior written consent of Borrower, not to be unreasonably withheld (a) any provision of the Operator Lease regarding the determination of or obligation to pay SELCO Basic Rent (as defined in the Operator Lease) or Lessor Basic Rent (as defined in the Operator Lease) to the extent any waiver, modification or amendment relates to SELCO Basic Rent or Lessor Basic Rent which is due and payable to Borrower, (b) any provision of the Operator Lease regarding indemnities in favor of Borrower or any of its Affiliates, agents, officers, directors or employees to the extent any waiver, modification or amendment relates to the period prior to acquisition of title to the Mortgaged Property by Mezzanine Lender or its designee by foreclosure or deed-in-lieu of foreclosure,
(c) until after acquisition of title to the Mortgaged Property by Mezzanine Lender or its designee by foreclosure or deed-in-lieu of foreclosure, Sections 19.1(ii), 22.1, 24.1, 24.2 and 25.1 of the Operator Lease; and (d) Section 20.2(k) of the Operator Lease.

          Section 8.35.  Subordination and Standstill.
                         ----------------------------

          (a) Borrower hereby agrees that all of the indebtedness, liabilities and obligations of Operator evidenced by the Operator Lease and those Pledge Agreements (as defined in the Operator Lease) executed by Operator (collectively, the "Subordinate Obligations") and the lien of any judgment
                    -----------------------
entered on behalf of Borrower in connection with the Subordinate Obligations, whether in breach of the terms hereof or otherwise, is and shall be subject, subordinate and rendered junior to the prior indefeasible payment in full of the Indebtedness. Except as specifically provided in the following sentence, no payment shall be made by Operator for or on account of the Subordinate Obligations, and the Borrower shall not take or receive from Operator in cash or other property or by setoff or in any other manner, including , without limitation, from or by way of collateral, payment of all or any of the Subordinate Obligations, unless and until the Indebtedness shall have been indefeasibly paid in full. Notwithstanding the foregoing sentence, Borrower may receive payments with respect to the related Subordinate Obligations as provided in the First Mortgage Loan Agreement. If any payments are made to the Borrower on account of the Subordinate Obligations contrary to the terms of this Agreement or in excess of what the Borrower is entitled to receive under this Agreement, Borrower shall hold the same in trust as trustee for Mezzanine Lender, and shall promptly deliver to Mezzanine Lender in the form received, endorsed or assigned, as may be appropriate for application on account of, or as security for the Indebtedness.

          (b) Until the Indebtedness is paid in full, Borrower shall not institute any Enforcement Action (including, but not limited to, filing an Insolvency Proceeding against Operator or acquiescing to the filing of an Insolvency Proceeding by the Operator) against the Operator. Without limiting the foregoing, in the event of an Insolvency Action with respect to the Operator, (i) the Borrower hereby agrees that it shall not object to or oppose any efforts by Mezzanine Lender to obtain relief in the Operator's bankruptcy from the automatic stay under Section 362 of the United States Bankruptcy Code or to seek to cause the Operator's bankruptcy estate to abandon the Facility or any part thereof and (ii) so long as the beneficial interests of Borrower are owned by SELCO, it shall not object to or oppose any efforts by Borrower to obtain relief in the Operator's bankruptcy from the automatic stay under Section 362 of the United States Bankruptcy Code or to seek to cause the Operator's estate to abandon the Facility or any part thereof. Notwithstanding the foregoing, in the event Operator fails to pay to Borrower any SELCO Required Quarterly Payment, Borrower shall be entitled to exercise its rights and remedies with respect to the collateral pledged to Borrower pursuant to those Pledge Agreements (as defined in the Operator Lease) executed by Operator. Notwithstanding anything in this Agreement to the contrary, Borrower hereby agrees it shall not sue for or make any claim with respect to the Collateral and Mezzanine Lender hereby agrees that it shall not sue for or make any claim with respect to the Excepted Property. Notwithstanding the terms of this Section
                                                                    -------
8.35, Borrower shall be entitled to bring an Enforcement Action (but not an
----
Insolvency Proceeding) against Operator solely for the purpose of realizing and foreclosing on the collateral pledged to Borrower pursuant to the Pledge Agreements (as defined in the Operator Lease) executed by the Operator, provided, however, that as a condition to bringing such Enforcement Action (but not an Insolvency Proceeding), SELCO shall first us its reasonable good faith efforts to exercise its rights with respect to realizing on the Collateral by non-judicial means. For the purposes of this Section, the following terms have the indicated meanings: (i)
        -------
"Enforcement Action" means the commencement or the exercise of any remedies
 ------------------
against the Operator, including, without limitation, the commencement of any litigation and the commencement of any Insolvency Proceeding; and (ii) "Insolvency Proceeding" means any proceeding under Title 11 of the United States
 ---------------------
Code (11 U.S.C. Sec. 101 et seq.) or any insolvency, liquidation, reorganization
                         -- ---
or other similar proceeding concerning the Operator, any dissolution of the Operator any proceeding (judicial or otherwise) concerning the application of the assets of the Operator for the benefit of its creditors, the initiation of any proceeding seeking the appointment of a trustee, receiver or other similar custodian for all of any substantial part of the assets of the Operator or any other action concerning the adjustment of the debts of the Operator or the cessation of business by the Operator.

     (c) Borrower shall deliver to Mezzanine Lender a copy of any and all notices of default (or respecting acts or occurrences which could, with the giving of notice, the passage of time, or both, constitute a default) that are delivered by Borrower to Mezzanine Lender as required by law or otherwise given, whether in breach of terms hereof or otherwise, to Operator by Borrower.

          Section 8.36.  Limitation of Liability.  It is expressly understood
                         -----------------------
and agreed by the parties hereto that (a) this Loan Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Borrower, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Borrower and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Loan Agreement or the other Mezzanine Loan Documents provided, that Wilmington Trust Company accepts the benefits running to it
--------
hereunder and agrees that it shall be liable in its individual capacity for its own gross negligence or willful misconduct to the extent expressly provided in the Trust Agreement (as defined in the Operator Lease).


                      [Signatures on the following pages]

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                   MEZZANINE LENDER:

                                   NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation


                                   By:__________________________________________
                                      Name:
                                      Title:

                    [signatures continued on following page]

                              BORROWER:

                              THE HARBOR VILLAGE BUSINESS TRUST, a Delaware business trust

                              By:   Wilmington Trust Company, a
                                    Delaware banking corporation,
                                    not in its individual capacity,
                                    but solely as trustee under the Trust


                                    By:  ______________________
                                         Name:
                                         Title:

                  [signatures continue on the following page]

                              OPERATOR:

                              BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, INC., a Delaware corporation



                              By:   ______________________
                                    Name:
                                    Title:


                   [signatures continued on following page]